United States

Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

SHF HOLDINGS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

SHF Holdings, Inc.

1526 Cole Blvd., Suite 250

Golden, Colorado 80401

(303) 431-3435

May 28, 2025

Dear Stockholder:

On behalf of the Board of Directors and management of SHF Holdings, Inc. (the “Company”) you are cordially invited to join us at the 2025 Annual Stockholders Meeting (the “2025 Annual Meeting”) of the Company to be held on July 8, 2025 at 10:30 a.m., Mountain Daylight Time, in a virtual meeting format only via live webcast at www.virtualshareholdermeeting.com/SFHS2025. Our proxy statement for the 2025 Annual Meeting, our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “Original 10-K”) filed with the Securities and Exchange Commission (the “SEC”) on April 10, 205, as amended by the Amendment No. 1 to the Original 10-K filed with the SEC on April 30, 2025, and all amendments or supplements to the foregoing material that are required to be furnished to stockholders are available at www.proxyvote.com, and a list of stockholders entitled to vote at the 2025 Annual Meeting will be available for inspection during the ten days prior to the 2025 Annual Meeting at www.proxyvote.com, as well as during the 2025 Annual Meeting at www.virtualshareholdermeeting.com/SFHS2025.

At the 2025 Annual Meeting, you will be asked to:

(1)	elect two director nominees to serve for a three-year term as a Class I director;

(2)	ratify the appointment of our independent registered public accounting firm for our fiscal year ending December 31, 2025;

(3)	approve an amendment to the Amended and Restated – 2022 Equity Incentive Plan;

(4)	consider a shareholder proposal requesting that the Board of Directors (i) conduct a review of certain board composition and governance practices, (ii) evaluate the qualifications and performance of the Company’s leadership, (iii) initiate an independent director search process, and (iv) implement a formal shareholder engagement policy; and

(5)	transact such other business as may properly come before the 2025 Annual Meeting, or any adjournments or postponements thereof.

The Board of Directors recommends the election of the two nominees for director, the approval of Proposal 2 and Proposal 3, and that you vote against Proposal 4.

Your vote is important. Whether you own a few shares or many, and whether or not you plan to attend the 2025 Annual Meeting, it is important that your shares be represented and voted at the 2025 Annual Meeting. You may vote your shares by proxy on the Internet, or by completing, signing and promptly returning a proxy card.

Thank you for your continuing support of SHF Holdings, Inc. and its vision.

Sincerely,

Terrance E. Mendez

Chief Executive Officer

SHF HOLDINGS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 8, 2025

To the Stockholders of SHF Holdings, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “2025 Annual Meeting”) of SHF Holdings, Inc., a Delaware corporation (the “Company”) will be held on July 8, 2025 at 10:30 a.m., Mountain Daylight Time, in a virtual meeting format only, via live webcast at www.virtualshareholdermeeting.com/SFHS2025. Our proxy statement for the 2025 Annual Meeting (the “Proxy Statement”), our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “Original 10-K”) filed with the Securities and Exchange Commission (the “SEC”) on April 10, 205, as amended by the Amendment No. 1 to the Original 10-K filed with the SEC on April 30, 2025 (as amended, the “2024 Annual Report”), and all amendments or supplements to the foregoing material that are required to be furnished to stockholders are available at www.proxyvote.com, and a list of stockholders entitled to vote at the 2025 Annual Meeting will be available for inspection during the ten days prior to the 2025 Annual Meeting at www.proxyvote.com, as well as during the 2025 Annual Meeting at www.virtualshareholdermeeting.com/SFHS2025.

The 2025 Annual Meeting will be held for the following purposes:

1.	Election of two Class I directors, each to serve for a three-year term (the “Election of Directors Proposal”);

2.	Ratification of the appointment of Macias, Gini & O’Connell, LLP (“MGO”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 (the “Ratification of Accountants Proposal”);

3.	Approval of an amendment to the Amended and Restated – 2022 Equity Incentive Plan (the “Equity Incentive Plan Amendment Proposal”);

4.	Consideration of a shareholder proposal requesting that the Board of Directors (i) conduct a review of certain board composition and governance practices, (ii) evaluate the qualifications and performance of the Company’s leadership, (iii) initiate an independent director search process, and (iv) implement a formal shareholder engagement policy (the “Shareholder Proposal”); and

5.	Transaction of such other business as may properly come before the 2025 Annual Meeting, or any adjournments or postponements thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Internet Availability of Proxy Materials (the “Notice”).

In accordance with SEC rules that allow us to furnish our Proxy Materials (as defined below) over the Internet, we are mailing to our stockholders this Notice instead of a paper copy of the Proxy Materials. The Notice contains instructions on how to access those documents over the Internet and how to submit your proxy via the Internet. It is anticipated that on or about May 28, 2025, we will commence mailing to our stockholders (other than those who previously requested electronic or paper delivery) a Notice containing instructions on how to access our Proxy Materials over the Internet and how to submit your proxy via the Internet. The Notice also contains instructions on how to request a paper copy of the Proxy Materials.

As stated above, we have adopted a virtual format for the 2025 Annual Meeting. In order to virtually attend the 2025 Annual Meeting, you must register at www.virtualshareholdermeeting.com/SFHS2025. You will find more information on the matters for voting in the Proxy Statement on the following pages. If you are a stockholder of record, you may vote by mail or by using the Internet.

Your vote is important! We strongly encourage you to exercise your right to vote as a stockholder. Please sign, date and return the enclosed proxy card or voting instruction card in the envelope provided, call the toll-free number or log on to the Internet to vote your shares by proxy. You may revoke your proxy at any time before it is exercised.

You will find instructions on how to vote beginning on page 2 of the accompanying Proxy Statement. Most stockholders vote by proxy and do not attend the 2025 Annual Meeting in person via the Internet. The Board of Directors has fixed the close of business on May 12, 2025 as the record date (the “Record Date”) for determining those stockholders entitled to notice of, and to vote at, the 2025 Annual Meeting and any adjournments or postponements thereof. Thus, as long as you were a stockholder at the close of business on May 12, 2025 you have the right to vote on the proposals being presented at the 2025 Annual Meeting, such that you are invited to virtually attend the 2025 Annual Meeting, or to send a representative.

Whether or not you expect to be present, please vote using our secure online voting website or by signing, dating and returning your enclosed proxy card in the postage-paid envelope provided for that purpose as promptly as possible.

By Order of the Board of Directors,

Terrance E. Mendez

Chief Executive Officer

Golden, Colorado

May 28, 2025

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JULY 8, 2025:

This Proxy Statement is available on the Internet at www.proxyvote.com and will be available during the 2025 Annual Meeting at www.virtualshareholdermeeting.com/SFHS2025. On this site, you will be able to access our Proxy Statement, our 2024 Annual Report, and all amendments or supplements to the foregoing material that are required to be furnished to stockholders.

TABLE OF CONTENTS

Page
PROXY STATEMENT	1
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS	2
PROPOSAL 1: ELECTION OF CLASS I DIRECTORS	7
MANAGEMENT AND CORPORATE GOVERNANCE	8
COMPENSATION DISCUSSION AND ANALYSIS	16
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	21
REPORT OF THE AUDIT COMMITTEE	23
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	24
PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF MACIAS, GINI & O’CONNELL, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025	26
PROPOSAL 3: APPROVAL OF THE AMENDMENT TO THE AMENDED AND RESTATED – 2022 EQUITY INCENTIVE PLAN	28
PROPOSAL 4: PROPOSAL BY CONCERNED SHAREHOLDERS OF THE COMPANY TO EVALUATE THE PERFORMANCE OF THE COMPANY’S MANAGEMENT AND BOARD OF DIRECTORS, TO EVALUATE THE INDEPENDENCE OF THE COMPANY’S DIRECTORS, AND TO STRENGTHEN THE COMPANY’S CORPORATE GOVERNANCE	34
STOCKHOLDERS MATTERS	36
OTHER BUSINESS	37
HOUSEHOLDING OF ANNUAL DISCLOSURE DOCUMENTS	37

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SHF HOLDINGS, INC.

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 8, 2025

PROXY STATEMENT

The enclosed proxy is being solicited on behalf of the Board of Directors of SHF Holdings, Inc. for use at the 2025 Annual Meeting to be held on July 8, 2025 at 10:30 a.m., Mountain Daylight Time, in a virtual meeting format only via live webcast at www.virtualshareholdermeeting.com/SFHS2025, or at such other time and place to which the 2025 Annual Meeting may be adjourned. In this Proxy Statement, we refer to SHF Holdings, Inc. as the “Company,” “SHF,” “we,” “us” or “our.”

A list of stockholders entitled to vote at the 2025 Annual Meeting will be available for inspection during the ten days prior to the 2025 Annual Meeting at www.proxyvote.com, as well as during the 2025 Annual Meeting at www.virtualshareholdermeeting.com/SFHS2025. It is anticipated that on or about May 28, 2025 we will commence mailing to our stockholders (other than those who previously requested electronic or paper delivery) a Notice containing instructions on how to access our Proxy Materials over the Internet and how to submit your proxy via the Internet. The Notice also contains instructions on how to request a paper copy of the Proxy Materials.

Execution and return of the enclosed proxy will not affect a stockholder’s right to attend the 2025 Annual Meeting and to vote in person online at the virtual 2025 Annual Meeting. Any stockholder executing a proxy retains the right to revoke such proxy at any time prior to its exercise at the 2025 Annual Meeting. A proxy may be revoked by delivery of written notice of revocation to the Secretary of the Company, by execution and delivery of a later proxy or by voting the shares in person at the virtual 2025 Annual Meeting. If you virtually attend the 2025 Annual Meeting and vote in person by ballot, your proxy will be revoked automatically and only your vote at the 2025 Annual Meeting will be counted. A proxy, when executed and not revoked, will be voted in accordance with the instructions thereon. In the absence of specific instructions, the proxy holders will vote your shares in accordance with the recommendations of the Board of Directors for each of the proposals described in this Proxy Statement and in accordance with their best judgment on all other matters that may properly come before the 2025 Annual Meeting. The enclosed form of proxy card provides a method for stockholders to withhold authority to vote for any one or more of the nominees for director while granting authority to vote for the remaining nominees. The names of all nominees are listed on the proxy card. Since there are two nominees, you must check the box marked “FOR” for each of the director nominees for which you wish to vote for. If you wish to withhold authority to vote for all nominees, check the box marked “WITHHOLD.” If you wish your shares to be voted for some nominees and not for one or more of the others, check the box marked “FOR” and indicate the name(s) of the nominee(s) for whom you are withholding the authority to vote by writing the name(s) of such nominee(s) on the proxy in the space provided.

RECORD DATE AND VOTING SECURITIES

Only stockholders of record at the close of business on May 12, 2025, the Record Date, are entitled to notice of, and to vote at, the 2025 Annual Meeting. The stock transfer books of the Company will remain open between the Record Date and the date of the 2025 Annual Meeting. On the Record Date, the Company had 2,784,458 outstanding shares of its Class A common stock, par value $0.0001 per share, held of record by 99 holders.

QUORUM AND VOTING

The presence at the 2025 Annual Meeting, in person online or by proxy, of the holders of a majority of the shares of our Class A common stock, $0.0001 par value (“Common Stock”) outstanding is necessary to constitute a quorum. Pursuant to our Third Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), we are authorized to issue 130,000,000 shares of our Common Stock and 1,250,000 shares of preferred stock, $0.0001 par value, of which 111 shares were issued and outstanding as of the date hereof. Only holders of our Common Stock are entitled to one vote on each matter to be voted on at the 2025 Annual Meeting, including the Election of Directors Proposal, for each share of Common Stock held. All votes will be tabulated by the inspector of election appointed for the 2025 Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions, and broker non-votes. Abstentions and broker non-votes are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business.

A director nominee will be elected if a plurality of the votes cast at the 2025 Annual Meeting are “FOR” a director’s election. “Plurality” means that individuals who receive the highest number of votes cast are elected, up to the maximum number of directors to be elected at the 2025 Annual Meeting. All other matters to be voted on at the 2025 Annual Meeting require the affirmative vote of a majority of the votes cast virtually or by proxy at the 2025 Annual Meeting.

The Board of Directors recommends a vote “FOR” the two nominees in Proposal 1, “FOR” Proposal 2 and Proposal 3, and “AGAINST” Proposal 4.

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QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Below are instructions on how to vote, as well as information on your rights as a stockholder as they relate to voting. Some of the instructions vary depending on how your stock is held. It’s important to follow the instructions that apply to your situation.

Why am I receiving these materials?

The Company has made these Proxy Materials available to you on the Internet, or, upon your request, has delivered printed versions of these materials by mail, in connection with the Company’s solicitation of proxies for use at the 2025 Annual Meeting and at any postponement(s) or adjournment(s) thereof. It is anticipated that on or about May 28, 2025 we will commence mailing to our stockholders (other than those who previously requested electronic or paper delivery) a Notice containing instructions on how to access our Proxy Materials over the Internet and how to submit your proxy via the Internet. The Notice also contains instructions on how to request a paper copy of the Proxy Materials. This Proxy Statement gives you information on how to vote your proxy and the proposals to be presented at the 2025 Annual Meeting so that you can make an informed decision.

What is included in these materials?

These materials (the “Proxy Materials”) include:

●	This Proxy Statement for the 2025 Annual Meeting; and

●	The 2024 Annual Report.

If you requested printed versions of these Proxy Materials by mail, these materials also include the proxy card or voting instruction form for the 2025 Annual Meeting.

How can I get access to the Proxy Materials?

We are pleased to take advantage of SEC rules that allow us to furnish our Proxy Materials over the Internet. As a result, we are mailing to our stockholders the Notice instead of a paper copy of the Proxy Materials. The Notice contains instructions on how to access those documents over the Internet and how to submit your proxy via the Internet. The Notice also contains instructions on how to request a paper copy of the Proxy Materials. All stockholders who do not receive the Notice will receive a paper copy of the Proxy Materials by mail or an electronic copy of the Proxy Materials by e-mail. This process allows us to provide our stockholders with the information they need in a more timely manner, while reducing the environmental impact and lowering the costs of printing and distributing the Proxy Materials. This Proxy Statement and the 2024 Annual Report are available at www.proxyvote.com.

How do I participate in the 2025 Annual Meeting?

This year’s 2025 Annual Meeting will be accessible through the Internet. We believe a virtual-only meeting format facilitates stockholder attendance and participation by enabling all stockholders to participate fully and equally, and without cost, using an Internet-connected device from any location around the world. In addition, the virtual-only meeting format increases our ability to engage with all stockholders, regardless of size, resources or physical location. You are entitled to participate in the 2025 Annual Meeting if you were a stockholder as of the close of business on the Record Date or hold a valid proxy for the meeting.

On the day of the 2025 Annual Meeting, stockholders may begin to log in to the virtual-only meeting 15 minutes prior to the meeting at www.virtualshareholdermeeting.com/SFHS2025. The 2025 Annual Meeting will begin promptly at 10:30 a.m., Mountain Daylight Time. If you encounter any difficulties accessing the webcast during check-in or the meeting, please e-mail Michael Regan at michael.regan@shfinancial.org or call Mr. Regan at 720-826-6282.

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Our virtual 2025 Annual Meeting will allow stockholders to submit questions before and during the 2025 Annual Meeting. During a designated question and answer period at the 2025 Annual, we will respond to appropriate questions submitted by stockholders.

Who is entitled to vote at the 2025 Annual Meeting?

Our Board of Directors has set the close of business on the Record Date, May 12, 2025, as the date for determining those stockholders entitled to notice of, and to vote on, all matters that may properly come before the 2025 Annual Meeting. As of the Record Date, the Company had 2,784,458 outstanding shares of Common Stock entitled to notice of, and to vote at, the 2025 Annual Meeting. No other securities are entitled to vote at the 2025 Annual Meeting. Only stockholders of record on such date are entitled to notice of, and to vote at, the 2025 Annual Meeting.

What are the voting rights of stockholders?

Each stockholder of record is entitled to one vote for each share of our Common Stock that is owned as of the close of business on the Record Date on all matters to come before the 2025 Annual Meeting. Although each holder of Common Stock is entitled to cast only one vote for each matter to be voted on at the 2025 Annual Meeting, each stockholder may cast that vote for each of the two different Class I nominees because there are currently two Class I seats open on our Board of Directors. That is, each stockholder may vote for, or withhold their vote from, any of the two Class I nominees. Stockholders may not cast more than one vote for any one Class I nominee and may not cumulate their votes, as stockholders do not have cumulative voting rights in the election of directors under our Certificate of Incorporation.

How many votes must be present to hold the 2025 Annual Meeting?

To conduct business at the 2025 Annual Meeting, a quorum must be present. The attendance, virtually or by proxy, of holders of shares of outstanding Common Stock of the Company representing a majority of the voting power of all outstanding shares of Common Stock of the Company entitled to vote at the 2025 Annual Meeting is necessary to constitute a quorum. Abstentions and broker non-votes are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

If your shares are registered directly in your name through Continental Stock Transfer and Trust Company, the Company’s transfer agent, you are considered a “stockholder of record.” If your shares are held in a brokerage account or bank, you are considered a “street name” holder.

How do I vote if shares are registered in my name as a stockholder of record?

By Mail: Sign, date and return the enclosed proxy card in the postage paid envelope provided. The proxy card or voting instructions must be delivered in accordance with its instructions prior to 4:00 p.m., Mountain Daylight Time, on July 7, 2025.

By Phone or Internet: Call the toll-free number listed on your proxy card, log on to the website listed on your proxy card or scan the QR code on your proxy card and follow the simple instructions provided. Your vote must be received by 11:59, Mountain Daylight Time, on July 7, 2025 to be counted.

By Virtually Attending the 2025 Annual Meeting on the Internet: Please follow the instructions in the “How do I participate in the 2025 Annual Meeting?” section of this Proxy Statement.

The Internet voting procedure is designed to allow you to vote your shares and to confirm that your instructions have been properly recorded consistent with applicable law. Please see your proxy card for specific instructions. Stockholders who wish to vote over the Internet should be aware that there may be costs associated with electronic access, such as usage charges from Internet access providers, and that there may be some risk a stockholder’s vote might not be properly recorded or counted because of an unanticipated electronic malfunction.

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If you vote by proxy, your vote must be received by 11:59 p.m., Mountain Daylight Time, on July 7, 2025 to be counted.

How can I vote if my shares are held in a stock brokerage account, or by a bank or other nominee?

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in “street name,” and your broker or nominee is considered the “stockholder of record” with respect to those shares. Your broker or nominee should be forwarding these Proxy Materials to you. As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote, and you are also invited to participate in the 2025 Annual Meeting. However, since you are not the stockholder of record, you may not vote these shares in person online unless you obtain a legal proxy from your brokerage firm or bank. If a broker, bank or other nominee holds your shares, you will receive instructions from them that you must follow in order to have your shares voted.

Will my shares be voted if I do not provide instructions to my broker or nominee?

Brokers, banks or other nominees who hold shares of our Common Stock for a beneficial owner in “street name” have the discretion to vote on “routine” proposals and matters when they have not received voting instructions from the beneficial owner prior to the 2025 Annual Meeting but not on “non-routine” proposals and matters. A broker non-vote occurs when a broker or other nominee does not receive voting instructions from the beneficial owner and does not have the discretion to direct the voting of the shares. Proposal 2 regarding the ratification of the Company’s appointment of MGO as our independent registered public accounting firm for the fiscal year ending December 31, 2025 is considered a routine proposal. Proposal 1, the Election of Directors Proposal, Proposal 3, the Equity Incentive Plan Amendment Proposal, and Proposal 4, the Shareholder Proposal, are considered non-routine. Therefore, your broker has the discretion to vote your shares on Proposal 2 but does not have discretion to vote your shares on Proposal 1, Proposal 3 or Proposal 4.

We encourage you to provide instructions to your bank or brokerage firm by voting your proxy. This action ensures your shares will be voted at the 2025 Annual Meeting in accordance with your wishes. If you do not provide instructions to your bank or brokerage firm, your shares will not be voted, except on Proposal 2.

What vote is required and how will abstentions and broker non-votes effect the proposals?

Our bylaws (the “Bylaws”) require that directors be elected by a plurality of the votes cast at any meeting of stockholders. A plurality means that the candidate with the most votes for his or her election, even if less than a majority of those cast, is elected to the Board of Directors. The Ratification of Auditors Proposal, the Equity Incentive Plan Amendment Proposal, and the Shareholder Proposal will each be ratified if votes representing a majority of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon vote in favor of the proposal.

Shares not present at the 2025 Annual Meeting and shares voted “WITHHOLD” will have no effect on the election of directors. For the Ratification of Accountants Proposal, the Equity Incentive Plan Amendment Proposal, and the Shareholder Proposal, abstentions will have the same effect as an “AGAINST” vote while broker non-votes will not be counted as votes cast and, accordingly, will not have an effect on such matters.

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How does the Board of Directors recommend that I vote?

Our Board of Directors unanimously recommends that you vote as follows:

	Proposal	Board Recommendation	For More Information, See Page

(1)	Election of Directors Proposal	FOR EACH OF THE NOMINEES	7

(2)	Ratification of Accountants Proposal	FOR	26

(3)	Equity Incentive Plan Amendment Proposal	FOR	28

(4)	Shareholder Proposal	AGAINST	34

We will also consider other business, if any, that is properly presented at the 2025 Annual Meeting. At the time of mailing of this Proxy Statement, however, we are not aware of any matters to be presented at the 2025 Annual Meeting other than those described in this Proxy Statement.

What is the proxy card?

The proxy card enables you to appoint Terrance E. Mendez and Francis A. Braun III as your representatives at the 2025 Annual Meeting. By completing and returning the proxy card, you are authorizing these persons to vote your shares at the 2025 Annual Meeting in accordance with your instructions on the proxy card. This way your shares will be voted whether or not you attend the 2025 Annual Meeting.

Even if you plan to virtually attend the 202 Annual Meeting, it is strongly recommended you complete and return your proxy card before the 2025 Annual Meeting date just in case your plans change. If a proposal comes up for vote at the 2025 Annual Meeting that is not on the proxy card, the proxy will vote your shares, under your proxy, according to their best judgment to the extent permissible by applicable law.

Can I revoke my proxy or change my vote after I have voted?

If your shares are registered in your name, you may revoke your proxy at any time before it is exercised. There are several ways you can do this:

●	By delivering a written notice of revocation to the Secretary of the Company;

●	By executing and delivering another proxy that bears a later date;

●	By voting over the Internet at a later time; or

●	By voting in person at the 2025 Annual Meeting on the Internet.

If your shares are held in street name, you must contact your broker to revoke your proxy.

How are votes counted?

In tallying the results of the voting, the Company will count all properly executed and unrevoked proxies that have been received in time for the 2025 Annual Meeting. To hold a meeting of stockholders, a quorum of the shares (which is a majority of the shares outstanding and entitled to vote) is required to be represented either in person online or by proxy at the 2025 Annual Meeting. Abstentions and broker non-votes will be counted in determining whether a quorum was present for the 2025 Annual Meeting.

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How will my shares be voted if I sign and return my proxy card with no votes marked?

If you sign and return your proxy card with no votes marked, the proxy holders will vote your shares in accordance with the recommendations of the Board of Directors for each of the proposals described in this Proxy Statement and in accordance with their best judgment on all other matters that may properly come before the 2025 Annual Meeting.

How will my shares be voted if I mark “Abstain” on my proxy card?

We will count a properly executed proxy card marked “Abstain” as present for purposes of determining whether a quorum is present, but abstentions will not be counted as votes cast for or against any given matter.

What does it mean if I receive more than one proxy card or voting instruction form?

If you hold your shares in more than one account, you will receive a proxy card for each account. To ensure that all of your shares are voted, please vote using each proxy card you receive. Remember, you may vote virtually in person at the 2025 Annual Meeting or by signing, dating and returning the proxy card in the postage-paid envelope provided.

Who will solicit proxies on behalf of the Board of Directors?

Proxies may be solicited on behalf of the Board of Directors by our directors, officers and regular employees, who will not receive any additional compensation for solicitation activities. The solicitation of proxies may be supplemented by telephone, facsimile, electronic mail, and personal solicitation by our directors, officers or other regular employees. You may also be solicited by press releases issued by us, additional mailings and postings on our corporate website.

Who will bear the cost of the solicitation of proxies?

The entire cost of soliciting proxies, including the costs of preparing, assembling, printing, mailing and distributing this Proxy Statement, the proxy card and any additional soliciting materials furnished to stockholders will be borne by us. The solicitation materials will be made available or furnished to banks, brokerage houses, dealers, banks, voting trustees, their respective nominees and other agents holding shares in their names that are beneficially owned by others, so that they may provide access to or forward such solicitation materials to beneficial owners. In addition, we will reimburse these persons for their reasonable expenses in providing access to or forwarding these materials to the beneficial owners upon request. No additional compensation will be paid to our directors, officers or other employees who engage in the solicitation of proxies.

Can the 2025 Annual Meeting date be changed?

The 2025 Annual Meeting may be adjourned (i) by the chairman of the meeting, from time to time, whether or not there is a quorum or (ii) if such adjournment is approved by the holders of a majority of the votes cast by the stockholders present in person or represented by proxy at the 2025 Annual Meeting and entitled to vote thereon. If adjourned, adjournment would be announced at the 2025 Annual Meeting. If we postpone the 2025 Annual Meeting, we will announce the new date, time and location of the 2025 Annual Meeting by press release prior to the rescheduled 2025 Annual Meeting date. The Company could adjourn or postpone the 2025 Annual Meeting for the purpose of, among other things, allowing additional time to solicit proxies.

Where and when will I be able to find the voting results?

The preliminary voting results will be announced at the 2025 Annual Meeting. The final voting results will be reported in a Current Report on Form 8-K, which we expect to file with the SEC within four business days after the 2025 Annual Meeting. If final voting results are not available within four business days after the 2025 Annual Meeting, we intend to file a Current Report on Form 8-K reporting the preliminary voting results within that period, and subsequently report the final voting results in an amendment to the Current Report on Form 8-K within four business days after the final voting results are known to us.

Who can answer my questions?

Your vote at the 2025 Annual Meeting is important, no matter how many or how few shares you own. Please sign and date your enclosed proxy card and return it in the enclosed postage-paid envelope promptly. If you have questions or require assistance in the voting of your shares, please email Michael Regan at michael.regan@shfinancail.org or call 720-826-6282.

How can I obtain additional copies of these materials or copies of other documents?

Complete copies of our Proxy Statement and our Annual Report are available on our website at https://ir.shfinancial.org/ and also may be obtained by emailing Michael Regan at michael.regan@shfinancial.org by calling Mr. Regan at 720-826-6282, or by mail sent to Mr. Regan at our principal executive office, 1526 Cole Blvd., Suite 250, Golden, Colorado 80401.

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PROPOSAL 1:

ELECTION OF CLASS I DIRECTORS

The Board of Directors currently consists of seven members, including two vacancies, and is divided into three classes with each class of directors serving a staggered three-year term. The terms of our Class I directors, Francis A. Braun III and Jonathan Summers expire in 2025; the terms of our Class II directors, Richard Carleton and Jonathon F. Niehaus expire in 2026; and the term of our current Class III director, Sundie Seefried expires in 2027. There is one vacancy in Class II and one vacancy in Class III. Mr. Summers previously informed the Company of his decision to not stand for re-election at the 2025 Annual Meeting.

Nominees for Election to the Board of Directors

Our Board of Directors has nominated Francis A. Braun III and Terrance E. Mendez for election at the 2025 Annual Meeting as Class I directors to serve until the 2028 annual meeting of stockholders and until his successor has been duly elected and qualified or his earlier resignation, removal, retirement, disqualification or death. Each nominee has consented to serve if elected.

Unless authority to vote for the election of the nominees is withheld by marking the proxy card to that effect, the persons named as proxies on the enclosed proxy card will, upon receipt of a properly executed proxy card, vote to elect the nominees for the terms described above. The Board of Directors knows of no reason why the nominees should be unable or unwilling to serve, but if that should be the case, proxies will be voted for the election of such substitute or substitutes as the Board of Directors may designate.

Background Information on Nominees

Terrance E. Mendez. Mr. Mendez currently serves as the Chief Executive Officer for the Company, a position he has held since February 2025 after initially being appointed Co-Chief Executive Officer in January 2025. Before these roles, Mr. Mendez served as the Chief Executive Officer of Amos Advisory Solutions (“AMOS”) from August 2016 to February 2025, a management and outsource consulting firm through which he has held executive leadership roles in several cannabis and cannabis-related business. In connection with his employment with AMOS, Mr. Mendez served from November 2023 to May 2025 as the Chief Financial Officer of 42 Degrees, a cannabis extractor and distributor. From February 2022 to February 2024 as the Chief Executive Officer of Devi Holdings, a vertically integrated multi-state cannabis operator. From December 2019 to April 2021 as the Chief Executive Officer, of Dalwhinnie Enterprises, a single state vertical integrated cannabis operator. Mr. Mendez was employed from July 2017 to August 2019, as the Vice President of Finance and Chief Accounting Officer by Hitachi Vantara, a subsidiary of Hitachi, Ltd. (OTCMKTS:HTHIY), a technology conglomerate. From March 2014 to November 2016, Mr. Mendez served as Vice President and Chief Audit Executive by Arrow Electronics Inc. (NYSE:ARW), an electronics components manufacturer. From September 2011 to March 2014, Mr. Mendez was employed as Vice President of FP&A and was a Segment Financial Controller by Broadridge Financial Solutions Inc. (NYSE:BR). Mr. Mendez spent 14 years in public accounting with Arthur Andersen & Co. and Deloitte Touche LLC. Mr. Mendez is a Certified Public Accountant in the States of New York, New Jersey and Colorado and a Charted Global Management Accountant. He holds a Bachelor of Science in Economics from the University of Pennsylvania’s Wharton School of Business. Mr. Mendez’s accounting expertise is a strong asset to the Board of Directors, and he also has extensive management and industry experience.

Francis A. Braun III. Mr. Braun was appointed to the Board of Directors in May 2025. He has served as a consultant to Kohlberg Kravis Roberts & Co. L.P. since July 2024, a senior advisor to Stout since April 2024, and as a member of CrossCountry Consulting’s advisory counsel since February 2024. Mr. Braun has also served as a director of Crown Bank in New Jersey since October 2024 and is the interim chairman of the bank’s audit committee. From December 2016 to July 2023, Mr. Braun served as a Partner at Grant Thornton LLP. Mr. Braun is considered a financial expert under the Sarbanes-Oxley rules and has 40 years of diversified experience serving public and private companies during his time in public accounting with Arthur Andersen LLP, Deloitte & Touche LLP and Grant Thornton LLP. He holds a Bachelor of Science in Commerce, Accounting from Rider University. Mr. Braun was identified as a candidate for our Board of Directors by Mr. Mendez, who was introduced to Mr. Braun during their respective tenures at Arthur Andersen LLP and Deloitte & Touche LLP. The Nominating and Corporate Governance assessed Mr. Braun’s background and prior experiences and recommended to the Board of Directors that Mr. Braun be appointed to the Board of Directors. Mr. Braun has decades of finance and accounting experience in the management of global, complex businesses.

Mr. Braun is considered “independent” under Nasdaq (as defined below) listing standards and under Rule 10-A-3(b)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Mr. Mendez, as Chief Executive Officer of the Company, would not be considered “independent.”

Vote Required and Recommendation

The nominees for election to the Board of Directors are elected by a plurality of the votes cast at the 2025 Annual Meeting. A plurality means that the candidate with the most votes for his or her election, even if less than a majority of those cast, is elected to the Board of Directors. Stockholders are not permitted to vote against a candidate. Votes to “WITHHOLD” authority, abstentions, and broker non-votes with respect to that director’s election do not impact the plurality vote, although such votes will be counted for purposes of determining whether a quorum is present. Therefore, there is no set number of votes that must be obtained to elect the nominees and a single vote for a candidate will result in his election. Stockholders do not have the right to cumulate their votes for directors.

The Board of Directors unanimously recommends you vote FOR each of the two nominees for director set forth in this Election of Directors Proposal.

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MANAGEMENT AND CORPORATE GOVERNANCE

Management and Board of Directors

As of the date hereof, our directors and executive officers are as follows:

Name	Age	Class of Director	Position
Terrance E. Mendez	50	—	Chief Executive Officer
James H. Dennedy(1)	59	—	Chief Financial Officer
Donnie Emmi(2)	45	—	Chief Legal Officer
Jonathan Summers(3)	53	Class I	Independent Director
Sundie Seefried	63	Class III	Director
Jonathon F. Niehaus	69	Class II	Independent Director
Richard Carleton	65	Class II	Independent Director
Francis A. Braun III	64	Class I	Independent Director

(1)	On April 28, 2025, Mr. Dennedy informed the Company that he intends to resign from his role at the Company, to be effective June 6, 2025.
(2)	On May 22, 2025, Mr. Emmi informed the Company that he intends to resign from his role at the Company, to be effective June 6, 2025.
(3)	On May 15, 2025, Mr. Summers informed the Company of his decision not to stand for re-election at the 2025 Annual Meeting. As a result, Mr. Summers’ term as an independent director will end at the 2025 Annual Meeting.

Information about Executive Officers and Directors

Messrs. Mendez and Braun’s biographical information is set forth above in the “Background Information on Nominees” section. Certain information about the other executive officers and directors of the Company is provided below:

Executive Officers Who are Not Directors

James H. Dennedy. Mr. Dennedy currently serves as Chief Financial Officer for the Company, a position he has held since October 2022. Before this role, Mr. Dennedy most recently served in various positions for urban-gro, Inc. a Nasdaq-listed engineering design and services company focused on the commercial horticulture market, including as President and Chief Operating Officer from February 2021 to August 2022, and a board member from August 2018 to August 2022. Prior to that, from April 2018 to August 2019, he served as Chief Financial Officer of Interurban Capital Group, a privately held provider of site development, lease management, branding, licensing and other consulting services, acquired in March 2020 by Harvest Health & Recreation Inc. From January 2017 to April 2018, he acted as an entrepreneur and private investor; from May 2011 to January 2017 served as President, Chief Executive Officer, and a board member of Nasdaq-listed hospitality software company, Agilysys Inc.; and from April 2008 to May 2011, served as Chief Investment Officer of Arcadia Capital Advisors, a privately held capital management company. Mr. Dennedy earned his B.S. in Economics from the United States Air Force Academy, an MBA from The Ohio State University, and an M.A. in Economics from the University of Colorado, Boulder, Colorado.

Donnie Emmi. Mr. Emmi currently serves as Chief Legal Officer and Board Secretary for the Company, a position he has held since September 2022. Before this role, Mr. Emmi was Managing Partner of Hunsaker | Emmi, P.C., a position he held since December 2004. Mr. Emmi was a partner of Hoban Law Group, P.C. from September 2019 until July 2021 when it was merged with Clark Hill, PLC. Following the merger, Mr. Emmi continues to serve in an of counsel capacity to Clark Hill, PLC. Mr. Emmi previously served as an officer and director of Test Kitchen, Inc., a product developer, from December 2020 until April 2021; and as a director of Pure Harvest Corporate Group, Inc. from December 2020 until December 2021. Mr. Emmi is also the former Chair of the National Cannabis Industry Association Banking and Financial Services Committee 2020 (Vice Chair 2019). Mr. Emmi received his undergraduate degree from East Stroudsburg University of Pennsylvania and his Juris Doctor from the University of Denver Sturm College of Law. Prior to practicing law, Mr. Emmi was a licensed Series 7 and 63 securities dealer and served in the United States Air Force from 1999 until 2007.

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Directors

Jonathan Summers. Mr. Summers currently serves as a member of the Board of Directors, a position he has held since the Company’s inception, and is head of the Audit Committee. Mr. Summers is the Head of Asset Management for ADGM, the fast-growing and award-winning Financial Freezone in Abu Dhabi, the UAE. Mr. Summers also serves as the chairman of Alicorn Venture Partners, a London-based Secondary-focused venture capital fund, since official inception in December 2022. Previously he was the chairman of Deepself Ltd, a healthtec company employing artificial intelligence since January 2022. Prior to that Mr. Summers served as the chairman of EXMceuticals Inc., a Canadian-listed medical cannabis company since May 2019. Mr. Summers also served as a director of Pathfinder Minerals Plc, a mineral exploration company, since March 2021, and was a member of the Audit Committee thereof. He also served on the advisory board for Mocha Holdings LLC, a data privacy company, from September 2020 to March 2022. From May 1996 until May 2011, Mr. Summers served in various roles at Goldman Sachs, most recently serving as a Managing Director. Mr. Summers served as the Founding Partner and the Head of Business Development for Everett Capital Advisors, a $700.0 million London-based investment fund from October 2015 to October 2019, and served as the Founding Principal and Head of Business Development for Myriad Asset Management, a $5.0 billion Hong Kong-based multi-strategy asset management firm, from September 2011 to December 2014. Mr. Summers holds a Master in Modern History (1st class) from Oxford University. With his background in both banking and the cannabis industry, Mr. Summers brings financial expertise and industry insights to the Board of Directors.

Sundie Seefried. Ms. Seefried served as the Chief Executive Officer of the Company from July 2021 until February 2025 and currently serves as a member of the Board of Directors, a position she has held since April 2024. Ms. Seefried originally created and implemented the cannabis banking program that led the Company to separate from Partner Colorado Credit Union (“PCCU”) as a stand-alone company. Her expertise with financial regulations provides support to the present operations of the Company and also contributes to the strategic position of the Company as it manages its growth. Prior to joining the Company, Ms. Seefried served as the Chief Executive Officer of PCCU from 2001 until June 2021. While CEO, she established the Partner Colorado Foundation for community outreach programs, which is now in its 10th year of service and has granted nearly $900,000 scholarships and community grants in total. Her consistent dedication to her community and their needs demonstrates a hands-on approach and awareness to continue to support the future strategic direction of the Company. She also established and led as the Chief Executive Officer and/or board member of Eagle Legacy Services, LLC from January 2017 until March 2021. Ms. Seefried previously served as a board member of the Colorado Division of Financial Services from 2019 until 2021, and as a board member of the Credit Union Association from 2007 until 2015. Ms. Seefried received her Bachelor of Science in Business Management from the University of Maryland and her Master of Business Administration in Finance from Regis University, Colorado.

Jonathon F. Niehaus. On September 28, 2022, Mr. Niehaus was appointed as a member of the Board of Directors in connection with the closing of the initial business combination. Mr. Niehaus currently serves as the Managing Partner of Interactive Global Solutions, a global consulting company, a position he has held since January 2011. Mr. Niehaus previously served as a member of the board of managers of SHF, LLC d/b/a Safe Harbor Financial (“SHF Predecessor”) from February 2022 until September 2022. From 2003 until 2011, Mr. Niehaus served as a Global SVP for First Data Corporation and the Western Union Company. In this capacity, Mr. Niehaus was responsible international government relations and public affairs. In addition, he spearheaded outreach to US attorneys general in matters relating to compliance and anti-money laundering activities. Mr. Niehaus was thereafter appointed to be a senior advisor to the Alliance Partnership, an international rule of law initiative run by the Attorney General Alliance. Mr. Niehaus is an active board member, serving as the chair of the Farnsworth Group, a multi-state architecture and engineering firm and chair of the Make A Difference Foundation which focusses on green energy initiatives internationally. He has also served as advisor to other private companies as well as serving 10 years on the board of the Colorado Great Outdoors Trust Fund. Mr. Niehaus received his Bachelor of Science in Journalism Communications from the University of Iowa. Mr. Niehaus’ background enables him to share his expertise in legal, regulatory, and compliance matters with the Board of Directors.

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Richard Carleton. On September 28, 2022, Mr. Carleton was appointed as a member of the Board of Directors in connection with the closing of our initial business combination. Mr. Carleton currently serves as the Chief Executive Officer and Board Member of the Canadian Securities Exchange, a position he has held since July 2011. Mr. Carleton also currently serves as Chair of Tetra Trust, a licensed trust company that provides secure custody for digital assets in Canada, having joined the board in June 2021, and also serves as a director of Blue Ocean ATS, a U.S. registered alternative trading system, a position he has held since April 2021. Mr. Carleton brings to the Board of Directors his experience as a senior executive in the North American capital markets industry for more than 35 years as a trusted legal, financial and business advisor. An early advocate for the cannabis industry in the public markets, Mr. Carleton is a recognized thought leader on the development of the industry in Canada, the United States and beyond. Mr. Carleton received his Bachelor of Arts in History from the University of Ottawa (1981) and his LLB from the University of Toronto (1985). He has also completed the Executive Development Program at the Wharton School, University of Pennsylvania.

Involvement in Certain Legal Proceedings

To our knowledge, none of our current directors or executive officers has, during the past ten years:

●	been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

●	had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;

●	been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

●	been found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

●	been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

●	been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Except as set forth in our discussion below in “Related Party Transactions,” none of our directors or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

On October 17, 2024, the Company caused a Complaint to be filed in the District Court for the City and County of Denver, Colorado, captioned SHF Holdings, Inc. v. Daniel Roda, Gregory W. Ellis, and James R. Carroll, Case No. 2024CV33187 (Denver County District Court). On November 21, 2024, in connection with the Company’s request, the Company caused $3,000,000 to be deposited into the Denver County District Court’s registry so that it can be distributed in accordance with the terms of a certain Agreement and Plan of Merger. On December 19, 2024, Daniel Roda, Gregory W. Ellis, and James R. Carroll caused an answer and counterclaim to be filed in response to the Company Complaint.

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Except as set forth above, we are not currently a party to any legal proceedings, the adverse outcome of which, individually or in the aggregate, we believe will have a material adverse effect on our business, financial condition or operating results.

Board of Directors

Our Board of Directors directs our business and affairs, as provided by Delaware law, and conducts its business through meetings of the Board of Directors and its standing committees.

In accordance with our Certificate of Incorporation, our Board of Directors consists of three classes of directors, with the first class consisting of two directors with a term that, after the nominees are elected at the 2025 Annual Meeting, will expire at the annual meeting of stockholders held in 2028; the second class consisting of three directors with a term that expires at the annual meeting of stockholders held in 2026; and the third class consisting of two directors with a term that will expire at the annual meeting of stockholders held in 2027. At each annual meeting of stockholders, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election.

During the fiscal year ended December 31, 2024, exclusive of committee meetings, our Board of Directors held 5 meetings and took 11 actions by unanimous written consent. In 2024, each person serving as director attended at least 75% of the total number of meetings of our Board of Directors and any committee of the Board of Directors on which he or she served.

Our directors are expected to attend the 2025 Annual Meeting. All of our directors then serving attended the 2024 annual meeting of stockholders.

Family Relationships

There are no family relationships among any of our executive officers, directors or persons nominated to serve as a director.

Corporate Governance Overview

We are committed to having sound corporate governance principles, which are essential to running our business efficiently and maintaining our integrity in the marketplace. We understand that corporate governance practices change and evolve over time, and we seek to adopt and use practices that we believe will be of value to our stockholders and will positively aid in the governance of the Company. To that end, we regularly review our corporate governance policies and practices and compare them to the practices of other peer institutions and public companies. We will continue to monitor emerging developments in corporate governance and enhance our policies and procedures when required or when our Board of Directors determines that it would benefit our Company and our stockholders.

In this section, we describe the roles and responsibilities of our Board of Directors and its committees and describe our corporate governance policies, procedures and related documents. The charters of the Audit, Nominating and Corporate Governance, and Compensation Committees of our Board of Directors, and Code of Ethics can be accessed electronically by clicking the “Investor Relations” page on our website, www.shfinancial.org, and selecting “Governance” under the “Company Information” tab. We will also provide a copy of the committee charters, our Corporate Governance Guidelines and our Code of Business Conduct and Ethics without charge upon written request sent to Michael Regan in writing at 1526 Cole Blvd., Suite 250, Golden, Colorado 80401 or by telephone at 720-826-6282.

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Board Composition and Leadership Structure

Jonathon F. Niehaus, a Class II director, serves as the chair of the Company’s Board of Directors and lead independent director. Mr. Niehaus, in his capacity as lead independent director, helps to ensure that the Board of Directors provides effective independent oversight of management.

Our Board of Directors has determined that our leadership structure is appropriate for the Company and our stockholders as it helps to ensure that the Board of Directors and management act with a common purpose and provides a single, clear chain of command to execute our strategic initiatives and business plans.

Director Independence

Applicable rules of Nasdaq require a majority of a listed company’s board of directors to be comprised of independent directors within one year of listing. In addition, Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent, and that audit committee members also satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act. The Nasdaq independence definition includes a series of objective tests, such as that the director is not, and has not been for at least three years, one of our employees, that neither the director nor any of his or her family members has engaged in various types of business dealings with us and that the director is not associated with the holders of more than five percent of our Common Stock. In addition, under applicable Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of the listed company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Our Board of Directors has undertaken a review of the independence of each director. Based on information provided by each director concerning their background, employment and affiliations, our Board of Directors has determined that four of our five current directors do not have relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the listing standards of Nasdaq. In making such determination, our Board of Directors considered the relationships that each such non-employee director has with us and all other facts and circumstances that our Board of Directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director.

Each of Mr. Carleton, Mr. Niehaus, Mr. Braun, and Mr. Summers would be considered “independent” members of our Board of Directors as “independence” is defined in Nasdaq Marketplace Rule 5605(a)(2).

Board’s Role in Risk Oversight and Management

Our Board of Directors has responsibility for the oversight of the Company’s risk management processes and, either as a whole or through its committees, regularly discusses with management our major risk exposures, their potential impact on our business and the steps we take to manage them. The risk oversight process includes receiving regular reports from committees and members of senior management to enable our Board of Directors to understand the Company’s risk identification, risk management and risk mitigation strategies with respect to areas of potential material risk, including operations, finance, legal, regulatory, strategic and reputational risk. In its risk oversight role, our Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

The Audit Committee reviews information regarding liquidity and operations and oversees our management of financial risks. Periodically, the Audit Committee reviews our policies with respect to risk assessment, risk management, loss prevention and regulatory compliance. Oversight by the Audit Committee includes direct communication with our external auditors, and discussions with management regarding significant risk exposures and the actions management has taken to limit, monitor or control such exposures. The Compensation Committee is responsible for assessing whether any of our compensation policies or programs has the potential to encourage excessive risk-taking. The Nominating and Corporate Governance Committee manages risks associated with the independence of the Board of Directors, corporate disclosure practices, and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board of Directors is regularly informed through committee reports about such risks. Matters of significant strategic risk are considered by our Board of Directors as a whole.

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Committees of the Board of Directors

The Board of Directors has three standing committees: the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee. While the Audit Committee has primary responsibility for risk oversight, both the Audit Committee and the entire Board of Directors are actively involved in risk oversight on behalf of the Company and both receive reports on the Company’s risk management activities from the Company’s executive management team on a regular basis. The members of both the Audit Committee and the Board of Directors also engage in periodic discussions with the Company’s Chief Executive Officer, Chief Financial Officer, and other senior officers as they deem appropriate to ensure that risk is being properly managed at the Company. In addition, it is expected that each committee of the Board of Directors will consider risks associated with its respective area of responsibility.

From time to time, the Board of Directors forms special committees as circumstances arise where the Board of Directors believes that such a committee is called for.

Audit Committee

The Audit Committee currently consists of Mr. Summers, Mr. Niehaus, and Mr. Carleton. Under Nasdaq listing standards and applicable SEC rules, we are required to have at least three members of the Audit Committee, all of whom must be independent. Mr. Summers, Mr. Niehaus, and Mr. Carleton each meet the independent director standard under Nasdaq listing standards and under Rule 10A-3(b)(1) of the Exchange Act, and Mr. Summers serves as chairperson of the Audit Committee. Our Board of Directors has determined that Mr. Summers qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

We have adopted an Audit Committee charter, which details the principal functions of the Audit Committee, including:

●	the appointment, compensation, retention, replacement, and oversight of the work of the independent registered public accounting firm engaged by us;

●	pre-approving all audit and permitted non-audit services to be provided by the independent registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

●	setting clear hiring policies for employees or former employees of the independent registered public accounting firm, including but not limited to, as required by applicable laws and regulations;

●	setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

●	obtaining and reviewing a report, at least annually, from the independent registered public accounting firm describing (i) the independent registered public accounting firm’s internal quality-control procedures, (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues, and (iii) all relationships between the independent registered public accounting firm and us to assess the independent registered public accounting firm’s independence;

●	reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

●	reviewing with management, the independent registered public accounting firm, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

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The Audit Committee has also established a procedure whereby complaints or concerns regarding accounting, internal controls or auditing matters may be submitted anonymously to the Audit Committee by email.

The Audit Committee held 7 meetings and took 1 action by unanimous written consent during the year ended December 31, 2024.

Compensation Committee

Messrs. Carleton, Niehaus, and Summers currently serve as members of the Compensation Committee. Under Nasdaq listing standards, the Compensation Committee must consist of all independent members. Mr. Carleton, Mr. Niehaus, and Mr. Summers meet the independent director standard under Nasdaq listing standards, and Mr. Carleton serves as chairperson of the Compensation Committee.

The Compensation Committee acts on behalf of and in conjunction with the Board of Directors to establish or recommend the compensation of executive officers of the Company and to provide oversight of the Company’s overall compensation programs and philosophy.

We have adopted a Compensation Committee charter, which details the principal functions of the Compensation Committee, including:

●	reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, if any is paid by us, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

●	reviewing and approving on an annual basis the compensation, if any is paid by us, of all of our other officers;

●	reviewing on an annual basis our executive compensation policies and plans;

●	implementing and administering our incentive compensation equity-based remuneration plans;

●	assisting management in complying with our proxy statement and annual report disclosure requirements;

●	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees;

●	if required, producing a report on executive compensation to be included in our annual proxy statement; and

●	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The charter also provides that the Compensation Committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and is directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the Compensation Committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

The Compensation Committee held 8 meetings and took 2 actions by unanimous written consent during the year ended December 31, 2023.

During 2023, there was no interlocking relationship between the Board of Directors or the Compensation Committee and the board of directors or compensation committee of any other company.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee currently consists of Messrs. Summers, Niehaus, Carleton, and Braun. Under Nasdaq listing standards, the Nominating and Corporate Governance Committee must consist of all independent members. Messrs. Summers, Niehaus, Carleton, and Braun meet the independent director standard under Nasdaq listing standards, and Mr. Braun serves as chairperson of the Nominating and Corporate Governance Committee.

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The Nominating and Corporate Governance Committee is responsible for evaluating the composition, size and governance of the Board of Directors and its committees and making recommendations regarding future planning and the appointment of directors to the committees, establishing a policy for considering stockholder nominees to the Board of Directors, reviewing the corporate governance principles and making recommendations to the Board of Directors regarding possible changes; and reviewing and monitoring compliance with the Company’s Code of Ethics.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the Board of Directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.

Stockholders wishing to submit the name of a person as a potential nominee to the Board of Directors must send the name, address, and a brief (no more than five hundred words) biographical description of such potential nominee to the Nominating and Corporate Governance Committee at the following address: Nominating and Corporate Governance Committee of the Board of Directors, c/o SHF Holdings, Inc., 1526 Cole Blvd., Suite 250, Golden, Colorado 80401. The Nominating and Corporate Governance Committee need not engage in an evaluation process unless (i) there is a vacancy on the Board, (ii) a director is not standing for re-election, or (iii) the Nominating and Corporate Governance Committee does not intend to recommend the nomination of a sitting director for re-election. A potential director nominee recommended by a stockholder will not be evaluated differently from any other potential nominee.

The Nominating and Corporate Governance Committee held 3 meetings and did not take any actions by unanimous written consent during the year ended December 31, 2023.

Code of Ethics

We have adopted a Code of Ethics applicable to our directors, executive officers and employees that complies with the rules and regulations of Nasdaq. The Code of Ethics codifies the business and ethical principles that govern all aspects of our business. We have previously filed a copy of our form Code of Ethics as Exhibit 14 to our registration statement on Form S-1 in connection with our IPO, filed on June 1, 2021. You may review this document by accessing our public filings at the SEC’s web site at www.sec.gov or on our website at https://ir.shfinancial.org/corporate-governance/. In addition, a copy of the Code of Ethics will be provided without charge upon request to Michael Regan in writing at 1526 Cole Blvd., Suite 250, Golden, Colorado 80401 or by telephone at 720-826-6282. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K.

Hedging Policy

In connection with Company’s Insider Trading Policy, “Covered Persons,” which includes all officers, directors, and employees of the Company, including any such person’s spouse, other persons living in such person’s household and minor children and entities over which such person exercises control, are prohibited from engaging in the practice of hedging or monetization transactions or similar arrangements with respect to Company securities, without prior written consent from the Company’s Head of Investor Relations and Data Science, Michael Regan.

Insider Trading Policy

The Company’s Insider Trading Policy governs the purchase, sale and other acquisitions and dispositions of the Company’s securities by the Company and all of its directors, officers and employees. This policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the Nasdaq listing standards. A copy of the Insider Trading Policy is filed as Exhibit 19 to the 2024 Annual Report.

15

COMPENSATION DISCUSSION AND ANALYSIS

We qualify as both a “smaller reporting company” and an “emerging growth company” under the rules promulgated by the SEC, and we have elected to comply with the disclosure requirements applicable to smaller reporting and emerging growth companies. Accordingly, this executive compensation summary is not intended to meet the “Compensation Discussion and Analysis” disclosure required of larger reporting companies.

As a smaller reporting company, we are required to disclose the executive compensation of our named executive officers, which consist of the following individuals, for the fiscal years ended December 31, 2024 and December 31, 2023, respectively: (i) any individual serving as our principal executive officer or acting in a similar capacity, during the fiscal year ended December 31, 2024; (ii) the two other most highly compensated executive officers of the Company serving as executive officers at the end of the most recently completed fiscal year; and (iii) up to two additional individuals for whom disclosure would have been provided but for the fact that the individual was not serving as an executive officer at the end of the most recently completed fiscal year.

As an emerging growth company, we are not required to provide the executive compensation Pay versus Performance disclosure described in in Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act or Item 402(v) of Regulation S-K.

Our named executive officers for the fiscal year ended December 31, 2024 were Terrance E. Mendez, our Chief Executive Officer, Sundie Seefried, our former Chief Executive Officer, Donnie Emmi, our Chief Legal Officer, and James H. Dennedy, our Chief Financial Officer.

Summary Compensation Table (“SCT”)

The following table discloses compensation paid or to be paid to our named executive officers for the fiscal years ended December 31, 2024 and December 31, 2023.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Non-Qualified Deferred Compensation ($)	All Other Compensation ($)	Total ($)

Sundie Seefried(2)	2024	316,728	46,667	32,518	0	0	395,913
Former Chief Executive Officer	2023	342,885	66,767	181,664	-	-	591,316

Donnie Emmi(3)	2024	331,508	38,000	26,459	0	0	395,967
Chief Legal Officer	2023	285,000	20,000	131,563	-	-	436,563

James H. Dennedy(4)	2024	334,699	38,000	26,459	0	0	399,158
Chief Financial Officer	2023	285,000	20,000	131,563	-	-	436,563

Terrance Mendez(5)	2024	-	-	-	-	72,827	72,827
Chief Executive Officer	2023	-	-	-	-	-	-

(1)	Amounts represent the aggregate grant date fair value of stock awards or option awards, as applicable, granted during the year measured pursuant to Financial Accounting Standard Board Accounting Standards Codification Topic 718 (“Topic 718”), the basis for computing stock-based compensation in our financial statement.
(2)	Ms. Seefried resigned as Chief Executive Officer on February 28, 2025.
(3)	On May 22, 2025, Mr. Emmi informed the Company that he intends to resign from his role at the Company, to be effective June 6, 2025.
(4)	On April 28, 2025, Mr. Dennedy informed the Company that he intends to resign from his role at the Company, to be effective June 6, 2025.
(5)	Prior to becoming the Chief Executive Officer on January 21, 2025, and for the year 2024, all income earned by Mr. Mendez was through his engagement as an independent contractor.

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Narrative Disclosure to Summary Compensation Table

Overview

The Company has developed an executive compensation program which is designed to align compensation with the Company’s business objectives and the creation of stockholder value, while enabling the Company to attract, motivate and retain individuals who contribute to the long-term success of the Company.

Decisions on the executive compensation program, as described below, are determined and/or ratified by the Board of Directors with recommendations given by the Compensation Committee.

The decisions regarding executive compensation reflect our belief that the executive compensation program must be competitive in order to attract and retain our executive officers. The Compensation Committee will seek to implement our compensation policies and philosophies by linking a significant portion of our executive officers’ cash compensation to performance objectives and by providing a portion of their compensation as long-term incentive compensation in the form of equity awards.

The compensation for our executive officers has three primary components: base salary, an annual cash incentive bonus, and long-term incentive compensation in the form of equity awards.

Base Salary

The Company’s practice has been to ensure that base salary is fair to the executive officers, competitive within the industry and reasonable in light of the Company’s cost structure. The Compensation Committee determines base salaries and manages the base salary review process, subject to existing employment agreements.

Annual Bonuses

The Company uses annual cash incentive bonuses for the executive officers to tie a portion of their compensation to financial and operational objectives achievable within the applicable fiscal year. The Company expects that, near the beginning of each year, the Compensation Committee will select the performance targets, target amounts, target award opportunities and other term and conditions of annual cash bonuses for the executive officers, subject to the terms of any employment agreement. Following the end of each year, the Compensation Committee will determine the extent to which the performance targets were achieved and the amount of the award that is payable to the executive officers.

Equity Awards

The Company uses equity awards to reward long-term performance of the executive officers. The Company believes that providing a meaningful portion of the total compensation package in the form of equity awards will align the incentives of its executive officers with the interests of its stockholders and serve to motivate and retain the individual executive officers. Equity awards are awarded under our Equity Incentive Plan, which has been adopted by the Board of Directors.

In connection with the Company’s executive compensation program, the Company has granted equity awards to its executives.

Other Compensation

The Company maintains various employee benefit plans, including medical, dental, life insurance and 401(k) plans, in which the executive officers participate.

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Employment Agreements

Agreement with Sundie Seefried

On February 11, 2022, the Company entered into an executive employment agreement with Sundie Seefried which became effective September 28, 2022, pursuant to which Ms. Seefried serves as the Chief Executive Officer of the Company. The executive employment agreement provides for an annual base salary of $350,000, an initial incentive equity grant of options exercisable for 550,000 shares of the Company’s Common Stock at $6.67 per share that will vest over two years and other customary benefits. The executive employment agreement, which is for a two-year term, also provides for severance in the event of a termination by the Company without cause or by Ms. Seefried for good reason, of one year’s base salary. Ms. Seefried resigned as co-Chief Executive Officer of the Company effective on February 28, 2025. Ms. Seefried continues to be a member of the Board.

Agreement with Terrance E. Mendez

On January 21, 2025, the Company entered into an executive employment agreement with Mr. Mendez which became effective immediately, pursuant to which Mr. Mendez serves as the Chief Executive Officer of the Company. The executive employment agreement provides for an annual base salary of $350,000, an initial incentive equity grant of options exercisable for 32,700 shares of the Company’s Common Stock at $7.79 per share that will vest over two years and other customary benefits. The executive employment agreement, which is for a two-year term, also provides for severance in the event of a termination by the Company without cause or by Mr. Mendez for good reason, of one year’s base salary.

Agreement with James H. Dennedy

On January 10, 2023, the Company entered into an executive employment agreement with James Dennedy, pursuant to which Mr. Dennedy serves as the Chief Financial Officer of the Company. The executive employment agreement provides for an annual base salary of $285,000, an initial incentive equity grant of options exercisable for 350,000 shares of the Company’s Common Stock at $6.67 per share that will vest over two years and other customary benefits. The executive employment agreement, which is for a two-year term, also provides for severance in the event of a termination by the Company without cause or by Mr. Dennedy for good reason, of one year’s base salary.

On April 2, 2024, the Company entered into an amendment to its original agreement with Mr. Dennedy to facilitate business continuity and stagger contract expirations to accommodate the Company’s public reporting schedule. The amendment to Mr. Dennedy’s executive employment extends the term of his employment to May 16, 2026. In addition, the amendment contains a provision that, effective April 1, 2024, deletes and replaces Section 4(b) of Mr. Dennedy’s original agreement such that all paid time off (“PTO”) that Mr. Dennedy accrued through March 31, 2024, but had not taken, shall be paid to him during the month of April 2024. As a result, no PTO shall accrue or be paid out at the time of termination of Mr. Dennedy’s employment with the Company for any reason. The amendment also adds a provision that Mr. Dennedy shall be entitled to receive supplemental severance in an amount equivalent to six months’ of his then-current base salary, provided that he executes a release of claims against the Company and its affiliated entities, executives, and employees (including claims related to any non-compete and non-solicit covenants), for the six month period after the termination of his employment.

Agreement with Donnie Emmi

On January 10, 2023, the Company entered into an executive employment agreement with Donnie Emmi, pursuant to which Mr. Emmi serves as the Chief Legal Officer of the Company. The executive employment agreement provides for an annual base salary of $285,000, an initial incentive equity grant of options exercisable for 350,000 shares of the Company’s Common Stock at $6.67 per share that will vest over two years and other customary benefits. The executive employment agreement, which is for a two-year term, also provides for severance in the event of a termination by the Company without cause or by Mr. Emmi for good reason, of one year’s base salary.

On April 2, 2024, the Company entered into an amendment to its original agreement with Mr. Emmi to facilitate business continuity and stagger contract expirations to accommodate the Company’s public reporting schedule. The amendment to Mr. Emmi’s executive employment agreement extends the term of his employment to August 22, 2026. In addition, the amendment contains a provision that, effective April 1, 2024, deletes and replaces Section 4(b) of Mr. Emmi’s original agreement such that all PTO that Mr. Emmi accrued through March 31, 2024, but had not taken, shall be paid to him during the month of April 2024. As a result, no PTO shall accrue or be paid out at the time of termination of Mr. Emmi’s employment with the Company for any reason. The amendment also adds a provision that Mr. Emmi shall be entitled to receive supplemental severance in an amount equivalent to six months’ of his then-current base salary, provided that he executes a release of claims against the Company and its affiliated entities, executives, and employees (including claims related to any non-compete and non-solicit covenants), for the six month period after the termination of his employment.

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Director Compensation

The following table sets forth for the year ended December 31, 2024, certain information as to the total remuneration we paid to our non-employee directors.

In 2024, each director received a quarterly cash payment in the amount of $12,500, fees in the amount of $1,500 per committee meeting, and $2,000 per Board of Directors meeting. In addition, the chair of the Audit Committee received an annual retainer of $20,000; the chair of Compensation Committee received an annual retainer of $15,000; the chair of the Nominating and Corporate Governance Committee received an annual retainer of $10,000; and the chair of the Board of Directors received an additional $60,000. Ms. Seefried did not receive fees for her service as a member of the Board of Directors.

Name	Fees Earned or Paid in Cash ($)	Bonus ($)	All Other Compensation ($)	Total ($)
Jonathon F. Niehaus	110,500	-	-	110,500
Sundie Seefried	-	-	-	-
Richard Carleton	95,500	-	-	95,500
Jonathan Summers(1)	100,500	-	-	100,500
Douglas Fagan(2)	58,000	-	-	58,000
Jennifer Meyers(3)	58,000	-	-	58,000
Karl Racine(4)	79,000	-	-	79,000

(1) On May 15, 2025, Mr. Summers informed the Company of his decision to not stand for re-election as a director of the Company. As a result, Mr. Summers’ term as an independent director will end at the 2025 Annual Meeting.

(2) Mr. Fagan resigned from his position as a director of the Company on May 15, 2025.

(3) Ms. Meyers resigned from her position as a director of the Company on May 15, 2025.

(4) Mr. Racine resigned from his position as a director of the Company on May 2, 2025.

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Outstanding Equity Awards at December 31, 2024

The following table sets forth information regarding outstanding stock options or unvested equity awards as of December 31, 2024.

	Option Awards					Restricted Stock Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Sundie Seefried	27,500	0	0	133.40	10/4/32	8,761	3,056	-	-

Donald T. Emmi	17,500	0	0	133.40	10/4/32	1,944	7,389	-	-

James H. Dennedy	17,500	0	0	51.60	10/23/32	1,944	7,389	-	-

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our Common Stock as of May 23, 2025, except as noted, by (i) each stockholder known by us to be the beneficial owner of more than 5% of our Common Stock, (ii) each of our directors and named executive officers, and (iii) all of our directors and executive officers as a group. Our only class of voting securities is our Common Stock. To our knowledge, none of the shares listed below is held under a voting trust or similar agreement. To our knowledge, there are no pending arrangements, including any pledges by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company. There were 2,785,458 shares of Common Stock issued and outstanding on May 23, 2025.

Unless otherwise indicated in the following table, the address for each person named in the table is 1526 Cole Blvd., Suite 250, Golden, Colorado 80401. Pursuant to SEC rules, we have included shares of Common Stock that the person has the right to acquire within 60 days after May 23, 2025.

Name and Address of Beneficial Owner	Shares of Class A Common Stock		% of Total Voting Power(1)
Sundie Seefried	84,204	(2)	3.0%
James H. Dennedy	27,107	(3)	*	%
Terrance Mendez	10,900	(4)	*	%
Donnie Emmi	37,184	(5)	1.3%
Jonathan Summers	11,756	(6)	*	%
Francis A. Braun III	-	(6)	*	%
Jonathon F. Niehaus	12,718	(6)	*	%
Richard Carleton	11,756	(6)	*	%

(All Executive Officers and Directors as a Group (8 persons)):	195,625		7.0%

Greater than Five Percent Holders:
Partner Colorado Credit Union	1,080,807	(7)	38.80%
M3 FUNDS, LLC	277,485	(8)	9.96%

* Indicates ownership of less than 1% of the outstanding shares of our Common Stock.

(1)	The percentage of beneficial ownership of the Company is calculated based on 2,785,458 shares of Common Stock outstanding as of May 23, 2025, plus vested, but unexercised options.
(2)	Includes incentive stock options that are vested, or vest in the next 60 days, to purchase shares of Common Stock, which options expire ten years from the grant date and have an exercise price per share equal to $133.40.
(3)	Includes incentive stock options that are vested, or vest in the next 60 days, to purchase shares of Common Stock, which options expire ten years from the grant date and have an exercise price per share equal to $51.60.
(4)	Includes incentive stock options that are vested, or vest in the next 60 days, to purchase shares of Common Stock, which options expire ten years from the grant date and have an exercise price per share equal to $7.79.
(5)	Includes incentive stock options that are vested, or vest in the next 60 days, to purchase shares of Common Stock, which options expire ten years from the grant date and have an exercise price per share equal to $77.20; 20,275 exercisable warrants with a strike price of $40.00; and direct ownership.
(6)	Represents shares of Common Stock held directly.
(7)	Based solely on information contained in a Schedule 13D filed with the SEC on July 21, 2023. The business address of Partner Colorado Credit Union is 6221 Sheridan Blvd, Arvada, CO 80003.
(8)	Based solely on information contained in a Schedule 13D filed with the SEC on February 14, 2024. The business address of M3 Funds, LLC is 2070 E 2100 S, Suite 250, Salt Lake City, UT 84109.

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Securities Authorized for Issuance Under Equity Compensation Plans

The following table contains information about our equity compensation plans as of December 31, 2024. As of December 31, 2024, we had one equity compensation plan, which was approved by our stockholders: SHF Holdings, Inc. Amended and Restated – 2022 Equity Incentive Plan (the “Plan”).

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(b)		(c)
Equity compensation plans approved by security holders	185,581	(1)	$70.04	(2)	166,276	(3)
Equity compensation plans not approved by security holders	0		$0		0
Total	185,581		70.04		166,276

(1) Includes netting of shares by award recipients to cover income taxes associated with a grant of equity.

(2) Weighted average price of issued options under the current Plan.

(3) Includes netting of shares and shares returned to the Plan as a result of unvested shares of award recipients separated from the Company prior to the grant fully vesting.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers and holders of more than 10% of our Common Stock to file reports with the SEC regarding their ownership and changes in ownership of our securities. Based solely on a review of the copies of the forms furnished or available to us, we believe that all filing requirements applicable to our officers, directors and 10% beneficial owners were complied with during our fiscal year ended December 31, 2024, with the exception of one report covering one transaction that was filed late by Mr. Racine, a former director, due to an inadvertent administrative error.

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REPORT OF THE AUDIT COMMITTEE

This report shall not be deemed incorporated by reference by a general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that we specifically incorporate this information by reference and shall not otherwise be deemed filed under such acts.

The Audit Committee assists the Board of Directors in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. This committee’s role and responsibilities are set forth in the Audit Committee charter adopted by the Board of Directors. This committee reviews and reassesses our charter annually and recommends any changes to the Board of Directors for approval. The Audit Committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of Marcum LLP.

Our Audit Committee currently consists of Jonathan Summers, Jonathon F. Niehaus, and Richard Carleton. Mr. Summers serves as chairman of the Audit Committee. In evaluating the independence of its members and the composition of its planned committees, the Board of Directors utilizes the definition of “independence” developed by the Nasdaq Stock Market and SEC rules, including the rules relating to the independence standards for audit committee members and the non-employee director definition in Rule 16b-3 promulgated under the Exchange Act. The Board of Directors has determined that each of Messrs. Summers, Niehaus, and Carleton is an independent director.

The Audit Committee has discussed with Marcum LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the U.S. Securities and Exchange Commission. The Audit Committee has received and reviewed the written disclosures and the letter from Marcum LLP required by applicable requirements of the PCAOB regarding Marcum LLP’s communications with the Audit Committee concerning independence, and has discussed with Marcum LLP its independence.

Based on the Audit Committee’s discussions with management and the independent auditors, and the Audit Committee’s review of the representations of management and the report of the independent auditors to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

Respectfully Submitted,

/s/ Jonathan Summers, Audit Committee Chairman
/s/ Jonathon F. Niehaus
/s/ Richard Carleton

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Family Relationships

There are no family relationships between or among our executive officers and directors.

Related Party Transactions

Except as described below, there are no transactions since January 1, 2023, or any currently proposed transactions, in which the Company was or is to be a participant and in which any related person had or will have a direct or indirect material interest.

Account Servicing Agreement

The Company had an Account Servicing Agreement with PCCU. The Company provides services as per the agreement to cannabis-related business (“CRB”) accounts at PCCU. In addition to providing the services, the Company assumed the costs associated with the CRB accounts. These costs include employees to manage account onboarding, monitoring and compliance, rent and office expense, insurance and other operating expenses necessary to service these accounts. Under the agreement, PCCU agreed to pay the Company all revenue generated from CRB accounts. Amounts due to the Company were due monthly in arrears and upon receipt of invoice. This agreement was replaced and superseded in its entirety by the Commercial Alliance Agreement (the “PCCU CAA”), which was entered into on March 29, 2023, and later amended and restated on December 31, 2024, between PCCU and the Company

Support Services Agreement

On July 1, 2021, SHF entered into a Support Services Agreement with PCCU. In connection with PCCU hosting the depository accounts and the related loans and providing certain infrastructure support, PCCU receives (and SHF pays) a monthly fee per depository account. In addition, 25% of any investment income associated with CRB deposits is paid to PCCU. This agreement was replaced and superseded in its entirety by the PCCU CAA, which was entered into on March 29, 2023, and later amended and restated on December 31, 2024, between PCCU and the Company.

Loan Servicing Agreement

Effective February 11, 2022, the Company entered into a Loan Servicing Agreement with PCCU. The agreement sets forth the application, underwriting and approval process for loans from PCCU to CRB customers and the loan servicing and monitoring responsibilities provided by both PCCU and the Company. PCCU receives a monthly servicing fee at the annual rate of 0.25% of the then-outstanding principal balance of each loan funded and serviced by PCCU. For the loans that are subject to this agreement, the Company originates the loans and performs all compliance analysis, credit analysis of the potential borrower, due diligence and underwriting and all administration, including hiring and incurring the costs of all related personnel or third-party vendors necessary to perform these services. Under the Loan Servicing Agreement, the Company has agreed to indemnify PCCU from all claims related to default-related credit losses as defined in the Loan Servicing Agreement. This agreement was replaced and superseded in its entirety by the PCCU CAA, entered into on March 29, 2023, between PCCU and the Company, which was subsequently amended on December 31, 2024.

Commercial Alliance Agreement

On March 29, 2023, the Company and PCCU entered into the PCCU CAA, which was subsequently amended and restated on December 31, 2024. This agreement set forth the terms and conditions of lending and account-related services, governing the relationship between the Company and PCCU. The PCCU CAA outlined the application, underwriting, loan approval, and foreclosure processes for loans issued by PCCU to CRBs, as well as the loan servicing and monitoring responsibilities of both parties.

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In particular, the PCCU CAA provided procedures to be followed upon the default of a loan to ensure that neither the Company nor PCCU would take title to or possession of cannabis-related assets, including real property that may have served as collateral for loans funded by PCCU pursuant to the agreement. Under the PCCU CAA, PCCU had the right to receive monthly fees for managing loans. For SHF-serviced loans (CRB loans provided by PCCU but primarily handled by SHF), a yearly fee of 0.25% of the remaining loan balance was applied. For loans both financed and serviced by PCCU, a yearly fee of 0.35% on the outstanding balance was charged. These fees were calculated based on the average daily balance of each loan for the preceding month. Additionally, the Company was obligated under the PCCU CAA to indemnify PCCU from certain default-related loan losses, as fully defined in the agreement.

Furthermore, the PCCU CAA outlined certain fees to be paid to the Company for specified account-related services, including cannabis-related income such as loan origination fees, interest income on CRB-related loans, participation fees, servicing fees, investment income, account activity fees, processing fees, and other revenue. These fees were set at $30.96 per account in 2022, $25.32-$27.85 per account in 2023, and $26.08-$28.69 in 2024.

Regarding CRB deposits held at PCCU, investment and interest income earned on these deposits (excluding interest income on loans funded by PCCU) was shared at a ratio of 25% to PCCU and 75% to the Company. Additionally, PCCU maintained its CRB-related deposits to total assets ratio at 60%, unless otherwise dictated by regulatory, regulator, or policy requirements. The initial term of the PCCU CAA was two years, with a one-year automatic renewal, unless either party provided a one hundred twenty-day written notice prior to the end of the term.

Up to the third quarter of 2023, the Company’s investment earnings came solely from interest on deposits at the Federal Reserve Bank, capped at the earnings accrued by PCCU from its reserves. However, in the fourth quarter of 2023, a strategic shift led the Company to adopt the Federal Reserve’s interest rates applied to the daily average balance of SHF customer deposits, with certain exclusions. This method, applied retroactively from the beginning of 2023, resulted in an incremental revenue of $549,000, which was recognized in the fourth quarter. Under the PCCU CAA, the Company was obligated to pay a 25% of the investment earnings as a hosting fee to PCCU based on this income.

On December 31, 2024, the Company and PCCU entered into an Amended CAA, extending the term through December 31, 2028, with automatic two-year renewal periods unless a party provides written notice of non-renewal at least 12 months before the current term expires.

Policies and Procedures for the Company’s Related Party Transactions

Our Audit Committee charter provides that our Audit Committee must review and approve any transaction, arrangement or relationship, or series of transactions, arrangements or relationships, in which the Company was, is or will be a participant and the amount exceeds the lesser of (i) $120,000 or (ii) 1% of the average of the Company’s total assets at the year end for the last two completed fiscal years, and in which a related party has any direct or indirect interest. We believe that this policy requiring that any material transaction between us and such related parties be approved by our Audit Committee ensures that such transactions are on terms no less favorable to us than reasonably could have been obtained in arm’s length transactions with independent third parties. Our related party transactions entered into between January 1, 2023 and the date hereof, all of which were previously approved by our Audit Committee, are described above.

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PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF MACIAS, GINI & O’CONNELL, LLP AS

THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL

YEAR ENDING DECEMBER 31, 2025

The Audit Committee, which is responsible for the appointment, compensation and oversight of our independent auditors, has engaged MGO as our independent auditors to audit our consolidated financial statements for the year ending December 31, 2025. As a matter of good corporate governance, we are requesting that stockholders ratify the Audit Committee’s appointment of MGO as independent auditors. If stockholders do not ratify the appointment of MGO, the Audit Committee will reevaluate the appointment, but may retain such independent auditor. Even if the selection is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

On April 15, 2025, Marcum LLP (“Marcum”) notified the Audit Committee that the auditor relationship between the Company and Marcum was terminated, effective April 14, 2025. Marcum audited the Company’s financial statements for the years ended December 31, 2024 and 2023 (the “Engagement Period”). The reports of Marcum on such financial statements did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles, with the exception that said report included an explanatory paragraph regarding the uncertainty of the Company’s ability to continue as a going concern. During the Engagement Period, and the subsequent interim period from January 1, 2025 to April 14, 2025, there were no disagreements (as that term is used in Item 304(a)(1)(iv) of Regulation S-K) and the related instructions to Item 304 of Regulation S-K under the Exchange Act between the Company and Marcum on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

During the same period, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act), except as disclosed below:

Our management concluded that there existed material weaknesses in our internal controls over financial reporting for the fiscal years ended December 31, 2023 and December 31, 2024 related to ineffective design and operating effectiveness of internal controls over the review of revenue recognition from calculations that occur on a monthly basis between the Company and a related party, and ineffective management review controls related to the evaluation of accounting for debt and equity financial instruments, and for the fiscal year ended December 31, 2024 related to ineffective management review controls over the evaluation of going concern and ineffective information technology controls due to certain users with unnecessary privileged access within the financially relevant systems, and ineffective logical access user reviews, resulting in segregation of duty risk as described in the Company’s 2024 Annual Report.

The Company previously provided Marcum with a copy of the foregoing disclosures and requested that Marcum furnish the Company with a letter addressed to the SEC stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of that letter, dated April 18, 2025, was filed as Exhibit 16.1 to the Company’s Current Report on Form 8-K filed with the SEC on April 18, 2025.

Representatives of both Marcum and MGO have been invited to virtually attend the 2025 Annual Meeting to respond to appropriate questions and will be given an opportunity to make a statement if they so desire.

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Audit and Non-Audit Fees

The following table shows fees that we paid (or accrued) for professional services rendered by Marcum for our fiscal years ended December 31, 2024 and 2023.

	Year Ended December 31,
	2024	2023
Audit Fees(1)	$402,705	$304,778
Audit-Related Fees(2)	—	—
Tax fees(3)	—	—
All other fees	—	—
Total	$402,705	$304,778

(1)	Audit Fees consist of fees billed for professional services rendered for the audit of Company’s consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by the independent public accounting firm in connection with statutory and regulatory filings or engagements. Audit Fees also include activities related to registration statement consents.

(2)	Audit Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.” This category may include fees related to financial statement audits of certain employee benefit plans, services related to certain regulatory compliance requirements, and services related to corporate equity transaction filings.

(3)	Tax fees consist of fees billed for professional services rendered for tax compliance, tax advice, and tax planning. These services include assistance regarding federal, state, and international tax compliance, acquisitions and international tax planning.

Our Audit Committee requires that management obtain the prior approval of the Audit Committee for all audit and permissible non-audit services to be provided by Marcum. The Audit Committee considers and approves at each meeting, as needed, anticipated audit and permissible non-audit services to be provided by Marcum during the year and estimated fees. All services provided by Marcum during the fiscal years ended December 31, 2024 and 2023 were approved by the Audit Committee.

Our independent auditor for the fiscal year ended December 31, 2024, Marcum, has advised us that neither it, nor any of its members, has any direct financial interest in the Company as a promoter, underwriter, voting trustee, director, officer or employee. All professional services rendered by Marcum during the fiscal years ended December 31, 2024 and 2023 were furnished at customary rates and were performed by full-time, permanent employees.

Vote Required and Recommendation

The selection of MGO as our independent certified public accountants for the fiscal year ending December 31, 2025 will be ratified if votes representing a majority of the shares entitled to vote and represented at the 2025 Annual Meeting, at which a quorum is present, in person online or by proxy, vote in favor of the proposal. Abstentions have the effect of a vote “AGAINST” Proposal 2 and broker non-votes will have no effect with respect to the approval of Proposal 2.

The Board of Directors unanimously recommends that you vote FOR Proposal 2, the Ratification of

Accountants Proposal.

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PROPOSAL 3: APPROVAL OF THE AMENDMENT TO THE AMENDED AND RESTATED – 2022

EQUITY INCENTIVE PLAN

On April 30, 2025, the Board approved an amendment to the Plan to (i) increase the number of shares that may be issued under the Plan from 351,858 to 626,749, (ii) provide for the annual automatic increase of such reserve in order to maintain an authorized amount of 15% of the total outstanding shares, and (iii) provide for an automatic increase of such reserve in the event of a Dilution Event (as defined below) in order to maintain an authorized amount of 10% of the total outstanding shares (the “Equity Incentive Plan Amendment”), subject to approval of our stockholders at the 2025 Annual Meeting. “Dilution Event” means a transaction resulting in the issuance of Common Stock or convertible instruments equal to 10% or more of the Company’s total outstanding shares. The Plan became effective upon its approval by the Company’s stockholders at a special meeting of stockholders on June 28, 2022, and the Plan was previously amended on October 4, 2022. The Board is requesting stockholder approval for the Equity Incentive Plan Amendment.

The Board believes that equity awards are a key element underlying its ability to retain, recruit and motivate key personnel who are critical to our ability to execute successfully and implement our corporate objectives. After reviewing the Plan, the Board has determined that the current share reserve available for awards under the Plan is insufficient and limits our ability to provide equity incentives that align the interests of our directors, executive and employees with those of our stockholders and limits our ability to attract and retain talented personnel. Approval of the Equity Incentive Plan Amendment by our stockholders will allow us to grant stock options, restricted stock unit awards and other awards at levels determined appropriate by our Board or Compensation Committee.

What is the Purpose of this Proposal?

The sole effects of the Equity Incentive Plan Amendment are to (i) increase the number of shares that may be issued under the Plan from 351,858 to 626,749, (ii) provide for the annual automatic increase of such reserve in order to maintain an authorized amount of 15% of the total outstanding shares, and (iii) provide for an automatic increase of such reserve in the event of a Dilution Event in order to maintain an authorized amount of 10% of the total outstanding shares. As of May 23, 2025, only 52,325 shares remained available for grant under the Plan. Several factors have affected the rate at which the shares authorized under the Plan have been granted, including volatility in general macroeconomic conditions and in our stock price, which has resulted in the issuance of a higher number of shares from the Plan in order to maintain incentive compensation levels that are consistent with the Company’s compensation practices and appropriate for promoting the Company’s growth and performance objectives.

As of April 30, 2025, there were 7 non-employee directors and approximately 35 employees eligible to receive awards under the Plan. No employees received equity grants from the Plan in 2024, including grants awarded as part of annual incentive payments.

Without your approval of this proposal, we do not anticipate having sufficient equity to grant any significant additional equity awards until stockholders approve additional shares under the Plan. Moreover, if sufficient shares are not available, we may need to increase the cash component of our annual incentive program in order to offset the decreased equity component, which would increase our cash compensation expenses over time and redirect cash that might otherwise be better deployed as a reinvestment in the Company’s business.

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As of December 31, 2024, the Company had the following equity awards outstanding and shares remaining available for issuance:

Plan Category	Number of Securities To be Issued Upon Exercise of Outstanding Options and Restricted Stock Units	Weighted- Average Exercise Price of Outstanding Options and Restricted Stock Units	Number of Securities Remaining Available For Future Issuance Under Equity Compensation Plans (Excluding Number of Securities To be Issued Upon Exercise of Outstanding Options and Restricted Stock Units)
Equity Compensation Plans Approved By Security Holders	222,881	$67.16	52,325
Equity Compensation Plans Not Approved By Security Holders	0	0	0
Total	222,881	$67.16	52,325

Why is the use of equity-based compensation important to the Company?

The Board of Directors believes that approving the Equity Incentive Plan Amendment is in the best interest of our stockholders. By increasing the number of shares of Common Stock issuable as incentive awards, we will be able to continue our practice of tying our senior leaders’ and employees’ compensation to the Company’s long-term results, performance, and financial strength through equity incentive awards, which serves to align the interests of these individuals with those of our stockholders.

At the present time, no specific determination has been made as to the grant or allocation of awards. The Compensation Committee intends to meet if the Company’s stockholders approve the Equity Incentive Plan Amendment to determine the specific terms of the awards, including the allocation of awards to officers, employees and non-employee directors.

How will the additional shares under the Equity Incentive Plan Amendment affect our current stockholders?

We recognize that equity awards dilute existing stockholders, and, we are committed to responsibly managing the long-term aggregate potential dilution from the growth of our equity compensation program. Based on the (i) current total unvested equity awards outstanding and (ii) potential future awards under the Plan, as amended by the Equity Incentive Plan Amendment (the “Amended Equity Incentive Plan”), our aggregate potential dilution would be 15% of fully-diluted common shares outstanding as of May 23, 2025.

The following tables provide additional information regarding (i) the calculation of the overhang percentage, or potential stockholder dilution and (ii) burn rate, or the measure of the Company’s annual share utilization, as compared to stock settled, time-based equity awards granted, and performance-based equity awards earned over each of the last three completed fiscal years:

Aggregate Potential Dilution	As of 5/23/25(1)
Stock options outstanding (A)	200,557
Total full value shares (restricted stock awards / units and performance-based RSUs) (B)	98,974
Remaining shares available for grant under the Plan (C)	52,325
Additional shares being requested under the Equity Incentive Plan Amendment (D)(2)	145,078
Basic common shares outstanding as of Record Date (E)(3)	2,818,081
Aggregate potential dilution (fully-diluted overhang) (A+B+C+D) / (A+B+C+D+E)	15%

(1) Unless otherwise noted.

(2) Assuming the Equity Incentive Plan Amendment is approved by stockholders.

(3) Includes 4,440 common shares from the 111 preferred shares remaining.

Share Usage	2024	2023	2022
Stock options granted	0	15,172	99,850
Time-based restricted stock awards / units granted	0	105,332	0
Performance-based RSUs earned	0	0	0
Weighted average basic common shares outstanding	2,772,867	2,128,728	949,428
Share usage rate (“burn rate”)	0.0%	5.7%	10.5%

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Key Features of the Amended Equity Incentive Plan

The sole effects of the Equity Incentive Plan Amendment are to (i) increase the number of shares that may be issued under the Plan from 351,858 to 626,749, (ii) provide for the annual automatic increase of such reserve in order to maintain an authorized amount of 15% of the total outstanding shares, and (iii) in the event of a Dilution Event (as defined below), provide for an automatic increase of such reserve in order to maintain an authorized amount of 10% of the total outstanding shares. No other material terms of the Plan will change. The Equity Incentive Plan Amendment is attached as Appendix A to this Proxy Statement. The full text of the Plan is attached as Exhibit 10.4 to the Quarterly Report on Form 10-Q filed by the Company with the SEC on November 14, 2022, and the key features of the Amended Equity Incentive Plan are described in detail below.

Types of Stock Awards

The Plan permits the grant of incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock, restricted stock units, stock bonus awards, and performance compensation awards to eligible employees, directors and consultants of the Company.

Share Reserve

The aggregate number of shares of Common Stock that have been reserved for issuance under the Plan is 351,857. As of the Record Date, there are 338,721 awards granted under the Plan, of which 39,189 awards have been canceled due to termination of employment, leaving 52,325 shares of Common Stock remaining for future issuance under the Plan.

Administration

The Board or a duly authorized committee thereof, has the authority to administer the Plan as the plan administrator. Subject to the terms of the Plan, the Board or the authorized committee, referred to herein as the committee, determines recipients, dates of grant, the numbers and types of stock awards to be granted and the terms and conditions of the stock option awards, including the period of exercisability and vesting schedule applicable to a stock option award. Subject to the limitations set forth below, the committee will also determine the exercise price and the types of consideration to be paid for the award. The committee has the authority to modify outstanding awards under the Plan. The committee has the authority to adopt, alter and repeal administrative rules, guidelines and practices governing the Plan and to perform all other acts, including delegating administrative responsibilities, as it deems advisable to construe and interpret the terms and provisions of the Plan and any stock option award granted under the Plan. Decisions and interpretations or other actions by the committee are in the discretion of the committee and are final binding and conclusive on the Company and all participants in the Plan.

Incentive Stock Options

An incentive stock option is a stock option that entitles the recipient to purchase shares of Common Stock at a fixed exercise price and further meets the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder (the “Code”). The recipient’s purchase of shares under an incentive stock option may be conditioned on vesting in accordance with terms and conditions established by the plan administrator and set forth in an applicable award agreement. Incentive stock options may be granted only to employees of the Company and certain of its affiliates. The exercise price per share of an incentive stock options must not be less than 100% of the fair market value of a share of our Common Stock on the date of grant, and the aggregate fair market value of shares underlying incentive stock options that are exercisable for the first time by a participant during any calendar year (based on the applicable exercise price) may not exceed $100,000. The term of an incentive stock option may not exceed 10 years from the date of grant. No incentive stock option may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of the Company’s voting power or that of any of our affiliates unless (i) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and (ii) the term of the incentive stock option does not exceed five years from the date of grant.

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Stock Appreciation Rights (“SAR”)

A SAR entitles the holder to receive an amount equal to the difference between the fair market value of a share of Common Stock on the exercise date and the exercise price of the SAR (which may not be less than 100% of the fair market value of a share of Common Stock on the grant date), multiplied by the number of shares of Common Stock subject to the SAR (as determined by the plan administrator).

Restricted Stock

A restricted stock award is an award of shares of Common Stock that vest in accordance with the terms and conditions established by the plan administrator and set forth in the applicable award agreement. The plan administrator will determine and set forth in the award agreement whether the participant will be entitled to vote the shares of restricted stock and/or receive dividends on such shares.

Restricted Stock Units

A restricted stock unit is a right to receive shares of Common Stock (or their cash equivalent) at a specified date in the future, subject to forfeiture of such right. If the restricted stock unit has not been forfeited, then on the date specified in the restricted stock unit grant, the Company must deliver to the holder of the restricted stock unit unrestricted shares of Common Stock (or their cash equivalent).

Amendment, Suspension or Termination

The Board of Directors of may amend, alter or discontinue the Plan and the plan administrator may amend, or alter any agreement or other document evidencing an award made under the Plan but, except for certain equitable adjustments contemplated by the Plan, no such amendment shall, without the approval of the stockholders of the Company: (i) the exercise price of any option or the strike price of any SAR; (ii) cancel any outstanding option or SAR where the fair market value of the common shares underlying such option or SAR is less than its exercise price and replace it with a new option or SAR, another award or cash; (iii) take any other action that is considered a “repricing” for purposes of the stockholder approval rules of the applicable securities exchange or inter-dealer quotation system on which the common shares are listed or quoted; or (iv) otherwise amend the Plan in any manner requiring stockholder approval by law or the rules of any stock exchange or market or quotation system on which Common Stock are traded, listed or quoted.

Federal Income Tax Considerations

The following discussion of certain relevant U.S. federal income tax effects applicable to certain awards granted under the Plan is only a summary of certain of the U.S. federal income tax consequences applicable to U.S. residents under the Plan, and reference is made to the Code for a complete statement of all relevant federal tax provisions. No consideration has been given to the effects of foreign, state, local and other laws (tax or other) on the Plan or on a participant, which laws will vary depending upon the particular jurisdiction or jurisdictions involved. In particular, participants who are stationed outside the United States may be subject to foreign taxes as a result of the Plan.

Non-Qualified Stock Options and Stock Appreciation Rights

The recipient generally will not have any income at the time a nonqualified stock option or a SAR is granted nor will the Company be entitled to a deduction at that time. When a nonqualified option is exercised, the optionee generally will recognize ordinary income (whether the option price is paid in cash or by delivery or surrender of shares of Common Stock), in an amount equal to the excess of the fair market value of the shares of Common Stock to which the option exercise pertains over the option exercise price. When a SAR is exercised, the holder generally will recognize ordinary income equal to the sum of (a) the gross cash proceeds payable and (b) the fair market value on the exercise date of any shares of Common Stock received.

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Incentive Stock Options

A recipient generally will not have any income at the time an incentive stock option is granted or have regular taxable income at the time the incentive stock option is exercised. However, the excess of the fair market value of the shares of Common Stock at the time of exercise over the option exercise price will be a preference item that could create an alternative minimum tax liability for the optionee. Such alternative minimum tax may be payable even though the optionee receives no cash upon the exercise of the incentive stock option with which to pay such tax. If the optionee disposes of the shares of Common Stock acquired on exercise of an incentive stock option after the later of two years after the grant of the incentive stock option and one year after exercise of the incentive stock option, the gain recognized by the optionee (i.e., the excess of the proceeds received over the option exercise price), if any, will be long-term capital gain eligible for favorable tax rates under the Code. Conversely, if the optionee disposes of the shares of Common Stock within two years of the grant of the incentive stock option or within one year of exercise of the incentive stock option, the disposition will generally be a “disqualifying disposition,” and the optionee will recognize ordinary income in the year of the disqualifying disposition equal to the lesser of (i) the excess of the fair market value of the stock on the date of exercise over the option exercise price and (ii) the excess of the amount received for the shares of Common Stock over the option exercise price. The balance of the gain or loss, if any, will be long-term or short-term capital gain, depending on how long the shares of Common Stock are held. The Company generally is not entitled to a deduction as the result of the grant or exercise of an incentive stock option. However, if the optionee recognizes ordinary income as a result of a disqualifying disposition, the Company will generally be entitled to a corresponding deduction equal to the amount of ordinary income recognized by the optionee.

Restricted Stock

A participant generally will not recognize income upon the grant of restricted stock. If the participant makes an election under Section 83(b) Code within 30 days after receiving the shares of Common Stock of restricted stock, however, he or she will recognize ordinary income in the year of receipt in an amount equal to the excess of the fair market value of such shares of Common Stock (determined without regard to the restrictions imposed by the Plan) at the time of transfer over any amount paid by the participant therefor. Then, upon the sale of such stock, the difference between the fair market value at the time of transfer and the net proceeds of sale generally will be taxed as capital gain or loss (long-term or short-term, depending on the holding period). If a participant makes a Section 83(b) election with respect to shares of Common Stock that are subsequently forfeited, (i) he or she will not be entitled to deduct any amount previously included in income by reason of such election, but (ii) he or she may be able to recognize a loss in an amount equal to the excess, if any, of the amount paid for the shares over the amount received upon such forfeiture (which loss will ordinarily be a capital loss). If a participant does not make a Section 83(b) election, the participant will recognize ordinary income in the year or years in which the award of restricted stock vests and the restrictions imposed by the Plan on the award terminate, in an amount equal to the excess, if any, of the fair market value of such shares of Common Stock on the date the restrictions expire or are removed over any amount paid by the participant. If a Section 83(b) election has not been made, any dividends received with respect to shares of Common Stock subject to restrictions will be treated as additional compensation income and not as dividend income so long as such shares remain subject to vesting restrictions.

Restricted Stock Units

A participant generally will not recognize income upon the grant of an award of restricted stock units. The participant generally will recognize ordinary income in the year the restricted stock unit is paid to him or her, in an amount equal to the excess, if any, of the fair market value of the shares of Common Stock on the date of payment over the amount paid by the participant for such shares of Common Stock.

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Withholding Taxes

Generally, the Company will be required to withhold applicable taxes with respect to any ordinary income recognized by a participant in connection with awards granted under the Plan. The plan administrator may permit a participant to pay withholding taxes through the mandatory or elective sale of shares of Common Stock, by electing to have the Company withhold a portion of the shares of Common Stock that would otherwise be issued upon exercise of an award or by tendering shares of Common Stock already owned by the participant.

Not Tax Advice

The preceding discussion is based on federal tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the federal income tax aspects of the Amended Equity Incentive Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the Amended Equity Incentive Plan. Participants should consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them.

Accounting Treatment

Under GAAP, the Company is required to recognize compensation expense in its financial statements over the requisite service period or performance period based on the grant date fair value of stock options and other equity-based compensation (such as restricted stock awards and restricted stock units).

Vote Required and Recommendation

The approval of Proposal 3 requires the affirmative vote of holders of a majority of the stock having voting power present in person or represented by proxy at the 2025 Annual Meeting. Abstentions have the effect of a vote “AGAINST” Proposal 3 and broker non-votes will have no effect with respect to the approval of Proposal 3.

The Board of Directors unanimously recommends that you vote FOR Proposal 3, the Equity Incentive Plan

Amendment Proposal.

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PROPOSAL 4: PROPOSAL BY CONCERNED SHAREHOLDERS OF THE COMPANY TO EVALUATE THE PERFORMANCE OF THE COMPANY’S MANAGEMENT AND BOARD OF DIRECTORS, TO EVALUATE THE INDEPENDENCE OF THE COMPANY’S DIRECTORS, AND TO STRENGTHEN THE COMPANY’S CORPORATE GOVERNANCE

In accordance with SEC rules, we have set forth below a shareholder proposal, along with the supporting statement of the shareholder proponent. The shareholder proposal and supporting statement appear in the form in which the Company received them and may contain statements that are inaccurate. As explained below, our Board of Directors unanimously recommends that shareholders vote AGAINST this proposal.

Jeffrey Blend and Darlene Steil, 1211 Kalmia Road NW, Washington, DC 20012, have advised that as of March 13, 2025 they are jointly the beneficial owners of 127,245 shares of the Company’s Common Stock, they have continuously held such shares, representing at least $25,000 market value, over a period in excess of one year, and they intend to introduce the following shareholder proposal at the 2025 Annual Meeting.

Shareholder Proposal and Supporting Statement

PROPOSAL BY CONCERNED SHAREHOLDERS OF SHF HOLDINGS, INC., TO EVALUATE THE PERFORMANCE OF THE COMPANY’S MANAGEMENT AND BOARD OF DIRECTORS, TO EVALUATE THE INDEPENDENCE OF THE COMPANY’S DIRECTORS, AND TO STRENGTHEN THE COMPANY’S CORPORATE GOVERNANCE

BE IT RESOLVED, that shareholders of SHF Holdings, Inc. (“SHFS” or the “Company”) strongly urge the Board of Directors to take immediate action to:

1. Conduct a full and transparent review of board composition and governance practices to ensure: (a) that independent directors, including but not limited to the board chairman, are exercising proper oversight and acting in the best interest of all shareholders, and (b) that directors chairing or serving on a committee, including but not limited to the Company’s Audit Committee and/or its Nominating and Corporate Governance Committee, are satisfactorily fulfilling the requirements of any such role; that such persons are doing so so in a manner that is commercially reasonable and is in the best interest of the shareholders; and that such persons possess the requisite competence and sophistication to fulfill such requirements in the best interest of all shareholders.

2. Evaluate the qualifications and performance of the Company’s leadership, including the CEO and management team, to determine whether they possess the strategic vision and financial acumen necessary to execute a turnaround plan.

3. Initiate an independent director search process, led by a third-party governance expert, to identify and nominate highly qualified, independent directors who will bring enhanced financial oversight, strategic discipline, and accountability to the Company.

4. Implement a formal shareholder engagement policy requiring independent directors to engage directly with shareholders, answer questions, and address concerns related to the Company’s governance, financial performance, and strategic direction.

STATEMENT IN SUPPORT OF PROPOSAL BY CONCERNED SHAREHOLDERS OF SHF HOLDINGS, INC., TO EVALUATE THE PERFORMANCE OF THE COMPANY’S MANAGEMENT AND BOARD OF DIRECTORS, TO EVALUATE THE INDEPENDENCE OF THE COMPANY’S DIRECTORS, AND TO STRENGTHEN THE COMPANY’S CORPORATE GOVERNANCE

SHFS is at a critical inflection point. The Company faces imminent Nasdaq delisting risk, financial instability, and a failure to articulate a clear strategic plan. While recent shareholder communications have been a step in the right direction, they lacked meaningful strategic direction or a clearly-articulated vision for sustainably improving the Company’s financial and operational performance.

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Shareholders need confidence that the Company’s leadership team has both the competence and credibility to steer the Company toward long-term success. However, the Board’s failure to ensure that the CEO and management team possess the necessary expertise has only exacerbated investor uncertainty.

The Board must take immediate and decisive action to restore investor confidence in the Company by ensuring:

- That the CEO and leadership team are fully qualified to execute a strategic turnaround.

- That the Board is reconstituted with truly independent, competent directors who are committed to shareholder value.

- That shareholders are given a clear roadmap for how the Company intends to address its financial, operational, and legal challenges.

This proposal does not dictate specific nominees but instead requires the Board to conduct a transparent and independent governance review that ensures the right leadership and board structure are in place to maximize shareholder value.

This proposal is submitted by a qualifying shareholder on behalf of a committee of concerned shareholders. We urge all shareholders to vote in favor of this proposal.

Board of Directors Statement in Opposition of the Shareholder Proposal

The Board of Directors has thoughtfully considered the Shareholder Proposal and has concluded that its adoption is not in the best interest of the Company or its stockholders. Accordingly, the Board of Directors unanimously recommends a vote AGAINST the Shareholder Proposal for the following reasons.

The Company is firmly committed to good corporate governance and has adopted a wide range of practices and procedures that are intended to promote effective governance, oversight and accountability. When this Shareholder Proposal was submitted, the Company was in the midst of a reorganization of its management team and Board of Directors. This reorganization included the appointment of Terrance E. Mendez as the Company’s Chief Executive Officer and Interim Chief Financial Officer, as well as the decision to leave certain positions vacant rather than replacing departing officers because the Board of Directors believed that it would be in the best interest of the Company and its stockholders for the Company to operate with a streamlined, efficient management team. In addition, four members of the Board of Directors, Messrs. Racine, Summers, Fagan and Mrs. Meyers, have either resigned or decided to not stand for re-election since the beginning of 2025, and as a result the majority of the Company’s directors are now independent. For example, Mr. Braun, who was appointed to the Board of Directors in May 2025, is considered an independent financial expert and has replaced Mr. Summers as the chairperson of both the Audit Committee and the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is actively searching for nominees to fill the two remaining vacancies on the Board of Directors and is targeting candidates who have prior experience with other companies that have faced challenges similar to those of the Company.

In addition to the reorganization of the Company’s management team and Board of Directors, the Company has also developed a go-forward strategy that was presented by Mr. Mendez to the Company’s stockholders at the Special Meeting of Stockholders held on March 13, 2025 (the “Special Meeting”). In connection with this strategy, the Company has reduced its workforce, the cash-based elements of directors’ compensation, and its recurring expenditures. The strategy has also led the Company to settle certain disputes, enter into new partnership agreements, and enhance its marketing and sales capabilities.

In light of the reorganization efforts that the Company has already enacted, as well as its ongoing strategy outlined by Mr. Mendez at the Special Meeting, the Board of Directors unanimously recommends a vote AGAINST the Shareholder Proposal. Consistent with its current practice, the Board of Directors will continue to evaluate the future implementation of appropriate corporate governance changes. However, for the reasons discussed above, the Board of Directors believes that adopting the Shareholder Proposal is not in the best interest our stockholders or the Company, and that the Shareholder Proposal would actually unduly restrict the Board of Directors’ exercise of its duties to act in the best interests of our stockholders

Vote Required and Recommendation

The approval of Proposal 4 requires the affirmative vote of holders of a majority of the stock having voting power present in person or represented by proxy at the 2025 Annual Meeting. Abstentions have the effect of a vote “AGAINST” Proposal 4 and broker non-votes will have no effect with respect to the approval of Proposal 4.

The Board of Directors unanimously recommends that you vote AGAINST Proposal 4, the Shareholder Proposal.

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STOCKHOLDERS MATTERS

Stockholder Communications with the Board of Directors

Any stockholder may communicate by mail with the Board of Directors or individual directors by contacting Michael Regan at SHF Holdings, Inc., 1526 Cole Blvd., Suite 250, Golden, Colorado 80401. The Board of Directors has instructed Mr. Regan to review this correspondence and determine, in his discretion, whether matters submitted are appropriate for Board consideration. Mr. Regan may also forward certain communications to others at the Company for review and possible response. Communications such as customer or commercial inquiries or complaints, job inquiries, surveys and business solicitations or advertisements or patently offensive or otherwise inappropriate material will not be forwarded to the Board of Directors.

Stockholder Proposals for Inclusion in 2025 Proxy Statement

Pursuant to Rule 14a-8 of the SEC’s proxy rules, a stockholder intending to present a proposal to be included in the proxy statement for our 2026 Annual Meeting of Stockholders must have delivered a proposal in writing to our principal executive offices no later than January 27, 2026 (or if we change the date of the 2026 Annual Meeting of Stockholders by more than 30 days from the date of this year’s 2025 Annual Meeting, a reasonable time before we begin to print and mail the proxy materials for the 2026 Annual Meeting). Proposals should be addressed to Michael Regan, Head of Investor Relations and Data Science, SHF Holdings, Inc., 1526 Cole Blvd., Suite 250, Golden, Colorado 80401. Proposals from stockholders must also comply with the SEC’s rules regarding the inclusion of stockholder proposals in proxy materials, and we may omit any proposal from our proxy materials that does not comply with the SEC’s rules.

Other Stockholder Proposals for Presentation at 2026 Annual Meeting

Stockholder proposals intended to be presented at, but not included in the proxy materials for, our 2025 Annual Meeting of Stockholders, including director nominations for election to our Board of Directors, must be timely received by us in writing at our principal executive offices, addressed to the Head of Investor Relations and Data Science of the Company as indicated above. Under our Bylaws, to be timely, a stockholder’s notice must be delivered to or mailed and received at our principal executive offices not less than 90 days, nor more than 120 days, prior to the meeting; provided, however, that in the event that the 2026 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after the anniversary of the 2025 Annual Meeting, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day before the 2026 Annual Meeting of Stockholders and not later than the later of (x) the close of business on the 90th day before the 2026 Annual Meeting of Stockholders or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. A stockholder’s notice to Michael Regan, Head of Investor Relations and Data Science, must set forth the following information as to each matter the stockholder proposes to bring before the annual meeting:

●	A brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting,

●	The name and record address of the stockholder proposing such business,

●	The class and number of shares beneficially owned by the stockholder, and

●	Any material interest of the stockholder in such business.

The SEC’s rules permit our management to vote proxies on a proposal presented by a stockholder as described above, in the discretion of the persons named as proxy, if:

●	We receive timely notice of the proposal and advise our stockholders in that year’s proxy materials of the nature of the matter and how management intends to vote on the matter; or

●	We do not receive timely notice of the proposal in compliance with our Bylaws.

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Interests of Officers and Directors in Matters to be Acted Upon

Except in the election of Mr. Mendez and/or Mr. Braun under Proposal 1, none of the Company’s officers or directors has any interest in any of the matters to be acted upon at the 2025 Annual Meeting.

Note About Forward-Looking Statements

This Proxy Statement contains forward-looking statements. All statements contained in this Proxy Statement other than statements of historical fact, including statements regarding our future results of operations and financial position, our business strategy and plans, and our objectives for future operations, are forward-looking statements. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. These forward-looking statements are subject to a number of risks, uncertainties, and assumptions, including those described in our 2024 Annual Report. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In addition, some of our sustainability goals, in particular those related to environmental matters, are based on estimates and assumptions that may turn out to be inaccurate. In light of these risks, uncertainties, and assumptions, the future events and trends discussed in this proxy statement may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements, except as required by law. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements.

Information Referenced in this Proxy Statement

The content contained on, or that can be accessed through, the websites referred to in this Proxy Statement, including our corporate website, are not deemed to be part of, and are not incorporated by reference into, this Proxy Statement unless expressly indicated otherwise.

OTHER BUSINESS

The Board of Directors knows of no other business to be brought before the 2025 Annual Meeting. If, however, any other business should properly come before the 2025 Annual Meeting, the persons named in the accompanying proxy will, to the extent permitted by applicable law, vote proxies in their discretion as they may deem appropriate, unless they are directed by a proxy to do otherwise.

HOUSEHOLDING OF ANNUAL DISCLOSURE DOCUMENTS

We are sending only one Notice or one Proxy Statement to stockholders residing at the same address unless one of the stockholders has notified us of his or her desire to receive multiple copies. This practice, known as “householding,” reduces duplicate mailings, enabling us to save paper and reduce printing costs.

Stockholders residing at the same address who currently receive only one copy of the Notice or Proxy Statement and who would like to receive additional copies of the Proxy Statement for this 2025 Annual Meeting or for future meetings may contact our Head of Investor Relations and Data Science, Michael Regan, by phone at 720-826-6282, by email to michael.regan@shfinancial.org, or by mail addressed to Mr. Regan at 1526 Cole Blvd., Suite 250, Golden, Colorado 80401.

By Order of the Board of Directors,

Terrance E. Mendez
Chief Executive Officer
Golden, Colorado
May 28, 2025

37

APPENDIX A

AMENDMENT

TO THE

AMENDED AND RESTATED – 2022 EQUITY INCENTIVE PLAN

April 30, 2025

WHEREAS, SHF Holdings, Inc. (the “Company”) established the Amend and Restated – 2022 Equity Incentive Plan (as amended, the “2022 Plan”) to attract, retain and provide incentives to key management employees, directors, and consultants of the Company and its Affiliates, and to align the interests of such service providers with those of the Company’s stockholders;

WHEREAS, there are currently 52,325 shares of the common stock of the Company, par value $0.0001 per share (the “Common Stock”), authorized for issuance under the 2022 Plan;

WHEREAS, the Company desires to amend the 2022 Plan to increase the amount of Common Stock authorized for issuance under the 2022 Plan such that in the event of a transaction that results in the issuance of Common Stock or convertible instruments equal to 10% or more of the total outstanding shares of Common Stock and each calendar year, the number of shares available under the plan is equal to 15% of the total outstanding shares of Common Stock as of the last day of the prior calendar year (the “Equity Incentive Plan Amendment”); and

WHEREAS, Section 15(l) of the 2022 Plan permits the Company’s Board to alter or amend the 2022 Plan or any part thereof from time to time, subject to approval by the Company’s stockholders, as applicable.

NOW THEREFORE, the 2022 Plan is hereby amended as set forth below:

1. Section 5(a) of the 2022 Plan is hereby amended in its entirety and replaced as follows:

“(a) Shares Available for Awards. The Common Stock that may be issued pursuant to Awards granted under the Plan shall be treasury shares or authorized but unissued shares of the Common Stock. The total number of shares of Common Stock that may be issued pursuant to Awards granted under the Plan shall be 626,749 Shares; provided however, total number of Common Shares that may be issued, under the Plan will automatically increase upon the occurrence of a Dilution Event and on the first trading day of each calendar year, beginning with calendar year 2026, by such number of shares of Common Stock necessary to make the total shares of Common Stock authorized under the Plan shall equal fifteen percent (15%) of the total outstanding shares of Common Stock on the last day of the prior calendar year (subject to a maximum annual increase of 50,000 shares of Common Stock). Notwithstanding the automatic annual increase set forth above, the Board may act prior to January 1st of a given year to provide that there will be no such increase in the share reserve for such year or that the increase in the share reserve for such year will be a lesser number of shares of Common Stock than would otherwise occur pursuant to the stipulated percentage.”

2. Appendix A of the 2022 Plan is hereby amended by inserting the following definition in the appropriate alphabetical order:

““Dilution Event” means a transaction resulting in the issuance of Common Stock or convertible instruments equal to 10% or more of the total outstanding shares of Common Stock.”

3. In all other respects, the provisions of the 2022 Plan shall remain in full force and effect.

4. Capitalized terms used but not otherwise defined in this Equity Incentive Plan Amendment shall have the meanings ascribed to them in the 2022 Plan.